Exhibit 10.1

EXECUTION VERSION

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO RULE 24B-2 AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST. COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

AIRCRAFT PURCHASE AGREEMENT

between

MITSUBISHI AIRCRAFT CORPORATION

and

SKYWEST, INC.

Relating to MRJ70/MRJ90 Aircraft

Agreement Number MRJ90-3-SKW

TABLE OF CONTENTS

ARTICLE 1	DEFINITIONS; INTERPRETATION	1

1.1	Definitions	1

1.2	Interpretation	4

ARTICLE 2	SALE AND PURCHASE OF AIRCRAFT	5

2.1	Sale and Purchase of Aircraft	5

2.2	Conformity with the Detailed Specifications	5

ARTICLE 3	CUSTOMER SUPPORT	5

ARTICLE 4	PRICES	5

4.1	Base Aircraft Price	5

4.2	Additional Aircraft Price	5

4.3	Aircraft Basic Price	5

4.4	Initial Aircraft Basic Price	6

4.5	Aircraft Price	6

ARTICLE 5	ESCALATION ADJUSTMENT OF THE AIRCRAFT PRICE	6

ARTICLE 6	TAXES	6

ARTICLE 7	PAYMENT	6

7.1	Advance Payments	6

7.2	Payment at Delivery	6

7.3	Form of Payment	6

7.4	Suspension of Work in Case of Delinquent Payments	6

7.5	Interest on Delinquent Payments	7

7.6	Monetary and Government Regulations	7

ARTICLE 8	DELIVERY OF AIRCRAFT	7

8.1	[***]	7

8.2	Notices of Delivery Dates	7

8.3	Notice of Delay in Delivery; Adjustment to Schedules	7

8.4	Place of Delivery	7

ARTICLE 9	EXCUSABLE DELAY	7

9.1	Excusable Delay	7

9.2	[***]	8

9.3	Effect of Termination	8

ARTICLE 10	NON-EXCUSABLE DELAY	8

i

10.1	Non-Excusable Delay	8

10.2	Liquidated Damages for Non-Excusable Delay	8

10.3	[***]	8

10.4	Effect of Termination	8

10.5	Exclusivity of Liquidated Damages; Waivers	8

ARTICLE 11	CUSTOMER INFORMATION	8

11.1	Information to be Provided	8

11.2	Information Statement	8

11.3	Failure to Comply	8

ARTICLE 12	REGULATORY REQUIREMENTS AND CERTIFICATES	9

12.1	Certificates	9

12.2	Special Aircraft Test Requirements	9

12.3	Customer’s Responsibility Regarding Certificates	9

ARTICLE 13	CHANGES TO THE AIRCRAFT	9

13.1	Manufacturer Changes	9

13.2	Development Changes	9

13.3	Customer Changes	9

13.4	Changes to Detailed Specifications	10

ARTICLE 14	ACCEPTANCE AND DELIVERY	10

14.1	Ground Inspection	10

14.2	Acceptance Flights	11

14.3	Representatives of Customer during the Ground Inspection and Acceptance Flights	11

14.4	Acceptance	12

14.5	Delay in Accepting Delivery	12

14.6	Bill of Sale	13

14.7	Aircraft Radio Station License	13

14.8	Ferry Flight	13

ARTICLE 15	RISK ALLOCATION	13

15.1	Transfer of Title / Risk of Loss	13

ARTICLE 16	PRODUCT ASSURANCE	14

ARTICLE 17	INDEMNIFICATION	14

17.1	By Seller	14

17.2	By Customer	14

17.3	Notice and Defense of Claims	15

ARTICLE 18	ASSIGNMENT, RESALE OR LEASE OF AIRCRAFT	15

18.1	Assignment	15

18.2	Support for Customer’s Financing	16

18.3	Sale by Customer after Delivery	16

18.4	Lease by Customer after Delivery	16

18.5	No Increase in Liability	17

18.6	Assignment of Right to Receive Money	17

ARTICLE 19	TERMINATION	17

19.1	Termination by Either Party	17

19.2	Termination by Seller for Non-Payment	18

19.3	Seller’s Remedies	18

19.4	Customer’s Remedies	18

19.5	Survival	18

ARTICLE 20	INSURANCE	18

20.1	Insurance Requirements	18

20.2	Certificate of Insurance	19

20.3	Noncompliance with Insurance Requirements	19

ARTICLE 21	LIMITATION OF LIABILITY	19

21.1	Limitation of Liability	19

21.2	Exclusion of Consequential and other Damages	21

21.3	Contribution Toward Third Party Claims	21

21.4	No Duplicate Remedies	21

ARTICLE 22	NOTICES	22

22.1	Means of Communication	22

22.2	Addresses of the Parties	22

ARTICLE 23	CONFIDENTIALITY	23

23.1	Confidential Information	23

23.2	Disclosure of Confidential Information	23

23.3	Pre-Agreement Confidential Information	24

ARTICLE 24	GOVERNING LAW AND DISPUTE RESOLUTION	24

24.1	Governing Law	24

24.2	Dispute Resolution	25

ARTICLE 25	MISCELLANEOUS	26

25.1	Government Approval	26

25.2	Subcontractors	26

25.3	Waiver/Severability	26

25.4	Intellectual Property	26

25.5	Further Assurances	26

25.6	No Third Party Beneficiary Rights	27

25.7	Attachments, Exhibits and Appendices	27

25.8	Force Majeure	27

25.9	Entire Agreement	28

25.10	Compliance	28

25.11	Counterparts	28

25.12	Amendment or Modification	29

ATTACHMENTS, EXHIBITS AND APPENDICES

ATTACHMENTS

1.	Description of Aircraft; Price
2.	Schedule of Delivery; [***]
3.	[***]
4.	Specifications
5.	Customer Information Statement

EXHIBITS

A.	Buyer Furnished Equipment Provisions Document
B.	Customer Support Document
C.	Product Assurance Document
D.	Escalation Adjustment Formula

APPENDICES

I.	Certificate of Acceptance
II.	Bill of Sale

v

This Aircraft Purchase Agreement No. MRJ90-3-SKW (together with all Attachments, Exhibits, Appendices and any other documents attached hereto, as each may be amended, modified or supplemented from time to time, this “APA”) is made and entered as of December 7, 2012, by and between MITSUBISHI AIRCRAFT CORPORATION, a corporation duly organized and existing under and by virtue of the laws of Japan, with its head office located at 2-15, Oye-cho, Minato-ku, Nagoya-shi, Aichi-ken, 455-8555, Japan (“Seller”) and SKYWEST, INC., a corporation duly organized and existing under and by virtue of the laws of Utah, with its head office located at 444 South River Road, St. George, Utah 84790 (“Customer”).

Article 1                                               Definitions; Interpretation.

1.1                               Definitions.

The following terms used in this APA shall have the meanings described below in this Article 1.

“Acceptance Flight” shall have the meaning described in Article 14.2.1.

“Acceptance Flight Protocol” shall have the meaning described in Article 14.2.2.

“Additional Aircraft Price” shall have the meaning described in Article 4.2.

“Advance Payments” shall mean partial payments of the Aircraft Price before the delivery of an Aircraft, the amounts and payment schedule of which are as set forth in Attachment 2.

“Aircraft” shall mean the aircraft to be sold by Seller and to be purchased by Customer hereunder, the model, type and number of which are as specified in Attachment 1 and the respective “[***]” of which are as specified in Attachment 2.

“Aircraft Basic Price” shall have the meaning described in Article 4.3.

“Aircraft Price” shall have the meaning described in Article 4.5.

“Aircraft Software” shall mean any computer software used and included in an Aircraft when such Aircraft is first delivered by Seller.

“APA” shall have the meaning set forth in the preamble.

“APA Main Text” shall mean the main text of this APA, which shall not include the Attachments, Exhibits, Appendices and any other documents attached hereto.

“Base Aircraft Price” shall have the meaning described in Article 4.1.

“BFE” or “Buyer Furnished Equipment” shall mean equipment, parts, accessories and other items purchased and provided by Customer and adopted by a Customer Change as parts installed or to be installed in the Aircraft and listed in the “Buyer Furnished Equipment List” set forth in  Part III of Attachment 4.

“BFE Software” shall mean software products developed, selected or provided by Customer as BFE.

“Business Day” means a day on which commercial banking are open for business in both New York, New York and Tokyo, Japan; provided, to the extent identified in the APA, either New York, New York or Tokyo, Japan may be identified as the relevant city of determination.

“Cancelled Aircraft” shall mean any Aircraft with respect to which this APA is terminated in accordance with Articles 19.1 or 19.2.

“Certificate of Acceptance” shall mean a certificate of acceptance of the Aircraft substantially in the form of Appendix I, which shall be issued by Customer in accordance with Article 14.

“Civil Aviation Authority” shall mean any aviation authority in the country of import or registration.

“Confidential Information” shall have the meaning described in Article 23.1.

“Countries” shall have the meaning described in Article 17.1.

“Customer” shall have the meaning described in the preamble.

“Customer Change” shall have the meaning described in Article 13.3.

“Customer Party” shall mean Customer and its successors, assigns and Subsidiaries, and each of their respective directors, officers, employees, agents, contractors and subcontractors.

“Detailed Specifications” shall mean the MRJ BASIC SPECIFICATIONS set forth in Part I of Attachment 4, with respect to model MRJ70 or MRJ90 Aircraft, as applicable, which describes the configuration of such Aircraft, as amended by incorporating changes thereto made from time to time in accordance with this APA.

“Development Change” shall have the meaning described in Article 13.2.

“Disputed Obligation” shall have the meaning described in Article 24.2.

“Disputing Obligor” shall have the meaning described in Article 24.2.

“EASA” shall mean the European Aviation Safety Agency.

“Escalation Adjustment Formula” shall mean the formula provided in Exhibit D.

“Excusable Cause” shall have the meaning described in Article 9.1.

“Excusable Delay” shall have the meaning described in Article 9.1~~.~~

“FAA” shall mean the United States Federal Aviation Administration.

“Force Majeure Event” shall have the meaning described in Article 25.8.

[***]

“Ground Inspection” shall have the meaning described in Article 14.1.1.

“Ground Inspection Protocol” shall have the meaning described in Article 14.1.2.

“Guaranteed Delivery Month” shall mean with respect to an Aircraft [***].

[***]

[***]

“Indemnitee” shall have the meaning described in Article 17.3.1.

“Indemnitor” shall have the meaning described in Article 17.3.1.

“Initial Aircraft Basic Price” shall have the meaning described in Article 4.4.

“JCAB” shall mean the Japan Civil Aviation Bureau.

“London Business Day” shall mean a day (other than Saturday or Sunday) on which commercial banks are open for regular banking business in London.

“Manufacturer Change” shall have the meaning described in Article 13.1.1.

“Minor Non-Conformities” shall have the meaning described in Article 14.4.1.

“Month” means a period starting on the eighteenth (18th) day in a calendar month and ending on the seventeenth (17th) day in the next calendar month.

“Non-Excusable Delay” shall have the meaning described in Article 10.1.

“Optional Features” shall mean the optional features listed in the MRJ Optional Features List set forth in Part II of Attachment 4.

[***]

“Propulsion System” shall mean, collectively, (i) one engine for the Aircraft [***] (ii) one nacelle (including thrust reverser) [***] installed on such engine and (iii) all the components [***] installed on such engine.

“Representative” shall have the meaning described in Article 23.1.

“Scheduled Delivery Month” shall mean with respect to an Aircraft [***].

“Scheduled Delivery Date” shall have the meaning described in Article 8.2.3.

[***]

“Seller” shall have the meaning described in the preamble.

“Seller Parts” shall mean any systems, accessories, parts or Aircraft Software with respect to which Seller has exclusive sales rights, and which are specified in the initial provisioning documentation provided by Seller to Customer in accordance with Article 4.2 of Part 4 of Exhibit B.

“Seller Party” shall mean Seller and its successors, assigns and Subsidiaries, and each of their respective directors, officers, employees, agents, contractors and subcontractors.

“Subsidiary” shall mean a corporation or other legal entity more than fifty percent (50%) of whose stock or other equity interest of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors (or equivalent officials) is, at the time of assessment, owned directly or indirectly by the corporation or other entity concerned.

“Supplier” shall mean a manufacturer of Supplier Parts.

“Supplier Parts” shall mean any systems, accessories or parts of the Aircraft or Aircraft Software which are not Seller Parts.  “Supplier Parts” shall not include Tools and BFE.

“Taxes” shall mean any and all taxes, fees, charges, impositions, or duties and any interest, penalties, fines, or other additions to tax, including sales, use, value added, gross receipts, goods and services, stamp, customs duties, property, excise, transfer, withholding and similar taxes imposed by any domestic or foreign taxing authority.

“Tools” shall mean maintenance tools, hand-tools, special-tools, equipment, instruments and testers for the Aircraft.

“Type Certificate” shall mean a design approval issued by the FAA, the JCAB or the EASA, as applicable, for each specific type of Aircraft.

1.2                               Interpretation.

Except as otherwise expressly provided herein, the following rules of construction shall apply to this APA:  (i) any reference to an Article (or sub-Article, paragraph or clause), Attachment, Exhibit or Appendix shall be to an article (or sub-article, paragraph or clause) of, or an attachment, exhibit or appendix to, this APA; (ii) the table of contents, any article, sub-article or paragraph headings contained in this APA are for reference purposes only and shall not affect in any way the meaning or interpretation of this APA; (iii) any reference to a statute or statutory provision shall be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted and to any applicable rules or regulations promulgated thereunder; (iv) any reference to any agreement or document (including this APA) shall be construed as a reference to such agreement or document as amended, modified, clarified or supplemented and in effect from time to time and shall include a reference to any document which amends, modifies, clarifies or supplements it, or is entered into, made or given pursuant to or in accordance with its terms; (v) whenever the words “include,” “includes” or “including” are used, they shall be deemed to be followed by the words “without limitation” or “but not limited to” or words of like meaning; (vi) the words “herein,” “hereof,” “hereunder” and words of like import shall refer to this APA as a whole (including its Attachments, Exhibits and Appendices); (vii) words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate; and (viii) any reference to any person in any capacity includes a reference to its permitted successors and assigns in such capacity and, in the case of any governmental authority, any person succeeding to its functions and capacities.

Article 2                                               Sale and Purchase of Aircraft.

2.1                               Sale and Purchase of Aircraft.

Seller shall manufacture, sell and deliver, and Customer shall purchase and take delivery of the Aircraft.

2.2                               Conformity with the Detailed Specifications.

Each Aircraft shall be manufactured to conform to the Detailed Specifications.

Article 3                                               Customer Support.

Seller shall provide customer support services to Customer pursuant to the provisions of Exhibit B.

Article 4                                               Prices.

4.1                               Base Aircraft Price.

The price for each Aircraft (including two Propulsion Systems) before addition of the Additional Aircraft Price and before escalation pursuant to Article 5 (the “Base Aircraft Price”) shall be as set forth in Attachment 1.

4.2                               Additional Aircraft Price.

The “Additional Aircraft Price” of each Aircraft shall be [***]

4.3                               Aircraft Basic Price.

The price of each Aircraft before escalation pursuant to Article 5 (the “Aircraft Basic Price”) shall be the sum of the Base Aircraft Price and the Additional Aircraft Price of such Aircraft. The Aircraft Basic Price as of the date hereof is set forth in Attachment 1.

4.4                               Initial Aircraft Basic Price.

The “Initial Aircraft Basic Price” of each Aircraft shall mean the Aircraft Basic Price of each Aircraft as of the date hereof and before escalation pursuant to Article 5, provided that [***].

4.5                               Aircraft Price.

The price of each Aircraft (the “Aircraft Price”) shall be the Aircraft Basic Price as adjusted in accordance with Article 5.

Article 5                                               Escalation Adjustment of the Aircraft Price.

[***]

Article 6                                               Taxes.

All prices herein (including the prices set forth in Attachment 1 and Attachment 2) and all amounts payable hereunder are exclusive of any and all Taxes. [***]

Article 7                                               Payment.

7.1                               Advance Payments.

Customer shall make Advance Payments to Seller for each Aircraft in accordance with the following payment schedule:

[***].

7.2                               Payment at Delivery.

Customer shall pay any unpaid balance of the Aircraft Price for each Aircraft at the time of its delivery to Customer.

7.3                               Form of Payment.

Customer shall make all payments to Seller by unconditional wire transfer of immediately available funds in United States dollars to such bank account in Japan as designated by Seller.

7.4                               Suspension of Work in Case of Delinquent Payments.

7.4.1                               If any payment due to Seller pursuant to this APA is not received by Seller on its due date, then, in addition to any other rights and remedies available to Seller, Seller shall have the right to suspend work on the production of any and all Aircraft if (i) Seller provides [***] calendar days’ prior written notice to Customer of Seller’s intent so to suspend work and (ii) payment is not received by the end of such [***] day period.

7.4.2                               [***].

7.5                               Interest on Delinquent Payments.

If any payment due to Seller is not received by Seller on its due date, Customer shall pay delinquent interest on the amount of such overdue payment at a per annum rate equal to the lower of (i) [***], and (ii) the maximum rate permitted by applicable law.  The amount of interest due shall be calculated from (and including) the due date of such payment to (but excluding) the date such payment is received by Seller. Seller’s right to receive interest shall be in addition to any other rights and remedies available to Seller.

7.6                               Monetary and Government Regulations.

Customer shall be responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments it makes hereunder.

Article 8                                               Delivery of Aircraft.

8.1                               [***]

8.2                               Notices of Delivery Dates.

[***]

8.3                               Notice of Delay in Delivery; Adjustment to Schedules.

[***]

8.4                               Place of Delivery.

Unless Seller otherwise agrees in writing, each Aircraft shall be delivered to (i) the Komaki Minami Plant of Mitsubishi Heavy Industries, Ltd. or (ii) any other facility in Japan designated by Seller and notified to Customer in writing at least [***] days prior to the delivery date of such Aircraft.

Article 9                                               Excusable Delay.

9.1                               Excusable Delay.

Seller shall not be liable for any delay in the delivery of an Aircraft resulting from an Excusable Cause (an “Excusable Delay”), [***] “Excusable Cause” shall have the meaning set forth below:

[***]

9.2                               [***].

9.3                               Effect of Termination.

The termination of this APA under [***] with respect to the affected Aircraft will discharge any and all obligations and liabilities of the parties hereto with respect to such Aircraft and [***].

Article 10                                        Non-Excusable Delay.

10.1                        Non-Excusable Delay.

A “Non-Excusable Delay” shall mean [***].

10.2                        Liquidated Damages for Non-Excusable Delay.

[***]

10.3                        [***]

10.4                        Effect of Termination.

[***]

10.5                        Exclusivity of Liquidated Damages; Waivers

[***]

Article 11                                        Customer Information.

11.1                        Information to be Provided.

During the manufacture of the Aircraft, Customer shall provide to Seller all information as Seller may reasonably request to manufacture the Aircraft. Seller shall notify Customer of the specific information and the date by which it is required, and Customer shall comply with such notice.

11.2                        Information Statement.

Without limiting the generality of Article 11.1, Customer shall provide to Seller each item of information listed in Attachment 5 on or before the respective due date therefor specified in Attachment 5.

11.3                        Failure to Comply.

[***]

Article 12                                        Regulatory Requirements and Certificates.

12.1                        Certificates.

12.1.1                        Seller shall obtain Type Certificates for the type of aircraft purchased under this APA from the JCAB, the FAA and the EASA.

12.1.2                        Seller shall (i) manufacture each Aircraft to conform to the Type Certificates for the specific type of the Aircraft, (ii) obtain either an Airworthiness Certificate or an Export Certificate of Airworthiness from the JCAB for each Aircraft, and (iii) at the time of delivery of each Aircraft, furnish to Customer (at no additional charge to Customer) such Airworthiness Certificate or an Export Certificate of Airworthiness (as applicable) issued by the JCAB.

12.1.3                        [***].

12.2                        Special Aircraft Test Requirements.

Seller shall, without payment or other liability, and without reduction in the Aircraft Price, but subject to Customer’s consent (which shall not be unreasonably withheld or delayed), be entitled to use the Aircraft before its delivery to Customer to obtain the Type Certificate and an Airworthiness Certificate or an Export Certificate of Airworthiness, and such use shall not prejudice Customer’s obligation to accept delivery of such Aircraft.

12.3                        Customer’s Responsibility Regarding Certificates.

[***]

Article 13                                        Changes to the Aircraft.

13.1                        Manufacturer Changes.

13.1.1                        A “Manufacturer Change” is any change to the Aircraft, data relating to the Aircraft or testing of the Aircraft that, in each case, is (i) required by the JCAB, the FAA or the EASA to obtain the Type Certificates or (ii) required by the JCAB to obtain an Airworthiness Certificate or an Export Certificate of Airworthiness.

[***]

13.2                        Development Changes.

A “Development Change” is a change to an Aircraft that [***]

13.3                        Customer Changes.

13.3.1                        A “Customer Change” is any change to the Aircraft or testing of the Aircraft that [***]

13.3.2                        Customer shall notify Seller in writing of its selection of any BFE no later than the applicable time limit for the selection of such BFE described in the Buyer Furnished Equipment List set forth in Part III of Attachment 4.

13.3.3                        Customer shall notify Seller in writing of its selection of any Optional Features no later than the applicable time limit for selection of such Optional Features described in the MRJ Option Features List set forth in Part II of Attachment 4.

13.3.4                        [***]

13.3.5                        Each Customer Change shall become effective and binding on the parties hereto when a written agreement regarding such Customer Change is signed by duly authorized representatives of both parties hereto. Upon such Customer Change becoming effective:

[***]

(iv)                shall, in each case, be automatically incorporated into the terms of this APA or any other agreements with respect to the relevant Aircraft.

13.4                        Changes to Detailed Specifications.

The Detailed Specifications for each Aircraft may be amended (i) by Seller to reflect the incorporation of Manufacturer Changes, Development Changes and Customer Changes pursuant to Articles 13.1, 13.2 and 13.3 or (ii) by the written agreement of the parties hereto. After making any such amendment to the Detailed Specifications and incorporating any changes required thereby, Seller shall deliver to Customer a copy of such amendment, which shall set forth in detail, to the extent applicable, the particular changes to be made and any effect thereof on performance, weight, balance, [***], the Aircraft Basic Price, and the Aircraft Price; provided that such amendment need not include any such information that (a) has been previously provided to Customer in connection with such change or (b) is included in another document previously provided to Customer and incorporated by reference in such amendment.

Article 14                                        Acceptance and Delivery

14.1                        Ground Inspection.

14.1.1                        Seller shall conduct a ground inspection of each Aircraft (the “Ground Inspection”) in accordance with the Ground Inspection Protocol (defined below).  The Ground Inspection for each Aircraft shall be conducted during normal business hours during a period not exceeding [***] consecutive Business Days (as specified by Seller) falling prior to the delivery of such Aircraft.  Customer may have up to [***] representatives (including the airworthiness inspectors referred to in Article 14.1.4) attend the Ground Inspection.

14.1.2                        Seller shall provide to Customer, at least [***] calendar days prior to the first day of the Scheduled Delivery Month of the first Aircraft, the procedures, subject matter and acceptance criteria for the Ground Inspection (the “Ground Inspection Protocol”).

14.1.3                        Seller shall notify Customer of the Ground Inspection period for each Aircraft at least [***] calendar days prior to the first day of such period.  Within [***] calendar days after the receipt of such notice, Customer shall notify Seller as to whether or not it will attend such Ground Inspection.

14.1.4                        Customer may have airworthiness inspectors of the Civil Aviation Authority of the country of import or registration attend such ground inspections as Customer designees. Such airworthiness inspectors shall be deemed as representatives of Customer for the purpose of Articles 14.1.1 and 14.3.

14.2                        Acceptance Flights.

14.2.1                        Prior to the delivery of each Aircraft, Seller shall fly such Aircraft (the “Acceptance Flight”) up to a maximum of [***] unless additional hours are necessary to demonstrate to Customer the performance of the Aircraft and its equipment in accordance with the Acceptance Flight Protocol (defined below). Up to [***] representatives of Customer (including the airworthiness inspectors referred to in Article 14.2.4) may attend the Acceptance Flight as observers.

14.2.2                        Seller shall provide to Customer, at least [***] calendar days prior to the first day of the Scheduled Delivery Month of the first Aircraft, the procedures, subject matter and acceptance criteria for the Acceptance Flight (the “Acceptance Flight Protocol”).

14.2.3                        Customer may designate a properly licensed employee of Customer to co-pilot an Aircraft during its Acceptance Flight; provided that (i) Customer’s designated co-pilot has successfully completed the Seller pilot training program for the applicable Aircraft and (ii) Seller’s employee pilots the Aircraft.

14.2.4                        Customer may have airworthiness inspectors of the Civil Aviation Authority of the country of import or registration attend the Acceptance Flight for each Aircraft. Such airworthiness inspectors shall be deemed as representatives of Customer for the purpose of Articles 14.2.1 and 14.3.

14.3                        Representatives of Customer during the Ground Inspection and Acceptance Flights.

14.3.1                        During the period from the commencement of the Ground Inspection period described in Article 14.1 through the completion of the Acceptance Flight, Seller shall furnish, at its own expense, suitable office space and equipment for up to [***] representatives of Customer, to facilitate their attendance at the Ground Inspection or the Acceptance Flight or both, in or near the facility at which the Aircraft are being assembled. Such office space may be used by such representatives during normal working hours. If Seller provides telecommunications facilities (e.g., telephone line, facsimile, Internet) to such representatives, Customer shall bear the costs for the use thereof by such representatives.

14.3.2                        [***].

14.4                        Acceptance.

14.4.1                        If the Ground Inspection and Acceptance Flight of an Aircraft (i) demonstrate that such Aircraft satisfies each acceptance criterion specified in the Ground Inspection Protocol and the Acceptance Flight Protocol, as applicable, and (ii) do not reveal any non-conformity with the applicable Type Certificate or Detailed Specifications for such Aircraft [***], then Customer shall (a) sign and deliver to Seller a Certificate of Acceptance and pay the remaining balance of the Aircraft Price in respect of such Aircraft on or before the Scheduled Delivery Date notified by Seller in accordance with Article 8.2.3 and (b) accept and take delivery of such Aircraft on the Scheduled Delivery Date. [***].

14.4.2                        If the Ground Inspection and Acceptance Flight of an Aircraft (i) demonstrates that such Aircraft fails to satisfy any of the acceptance criteria specified in the Ground Inspection Protocol and the Acceptance Flight Protocol, as applicable, or (ii) reveal any non-conformity with the applicable Type Certificate or Detailed Specifications for such Aircraft (other than [***], then Customer may refuse to accept delivery of such Aircraft, provided that Customer notifies Seller in writing of such refusal promptly after the completion of such Ground Inspection or Acceptance Flight (but in no event later than the Scheduled Delivery Date notified by Seller in accordance with Article 8.2.3 hereof) and provides in such notice a reasonably detailed description of its reasons for refusing acceptance. Seller shall promptly rectify, at its sole cost and expense, any and all of the items specified by Customer in such notice (other than [***] to Seller.  Customer may refuse acceptance of the delivery of such Aircraft until each such reason has been corrected by Seller.

14.4.3                        [***].

14.5                        Delay in Accepting Delivery.

If Customer fails or refuses to sign and deliver the Certificate of Acceptance and to accept delivery of the Aircraft after all conditions to such delivery have been met (including the cases [***]), (i) the Aircraft shall be deemed delivered (even if Customer does not take possession) and (ii) Customer shall (a) be deemed to have signed and delivered the Certificate of Acceptance and to have accepted delivery of the Aircraft, and (b) immediately pay the balance of the Aircraft Price and reimburse Seller on demand for all costs incurred by Seller as a result of such delay (including costs to store and maintain the Aircraft).

14.6                        Bill of Sale.

At the time of delivery, Seller shall provide Customer (or its assignee) with a bill of sale conveying title to each Aircraft, free of any and all encumbrances, substantially in the form of Appendix II, in exchange for the payment of the remaining balance of the Aircraft Price and delivery of the Certificate of Acceptance of such delivered Aircraft, subject to Article 20.2 below.

14.7                        Aircraft Radio Station License.

At the time of delivery, Customer shall provide Seller with a copy of its Aircraft radio station license to be placed on board the Aircraft following the delivery.

14.8                        Ferry Flight.

Customer shall be responsible for, and shall bear all costs and expenses incurred in connection with, the ferry flight from the country where the Aircraft is delivered and any subsequent flights.  Such responsibilities of Customer shall include (i) compliance with all requisite governmental procedures (such as export custom clearances and operational permission) and (ii) directly making arrangements for the supply of fuel and oil, food, beverage, plates, cups, towels, toilet tissue and other consumables, required for such flights.

Article 15                                        Risk Allocation.

15.1                        Transfer of Title / Risk of Loss.

15.1.1                        Subject to Article 20.2, upon delivery by Seller of each Aircraft, title to such Aircraft shall transfer to Customer free and clear of all encumbrances provided that Customer has (i) paid the Aircraft Price in full and (ii) delivered a signed Certificate of Acceptance for the delivered Aircraft.

15.1.2                        Subject to Article 15.1.3, the risk of loss or damage with respect to each Aircraft shall transfer to Customer upon delivery of such Aircraft.

15.1.3                        If Customer does not pay the balance of the Aircraft Price due in accordance with Article 7.2 for any Aircraft, then, in addition to the other rights and remedies available to Seller, (i) Seller may withhold the delivery of the Aircraft and retain title to the Aircraft until the receipt of the unpaid balance in full, (ii) the risk of loss or damage shall transfer to Customer immediately and (iii) Customer shall indemnify Seller against any and all costs resulting from such delinquent payment (including costs for storing and maintaining the Aircraft until the unpaid balance is paid in full).

Article 16                                        Product Assurance.

Exhibit C sets forth the warranties and other product assurance obligations of Seller with respect to Seller Parts, Technical Information, Service Life Components (as defined in Part 1 of Exhibit C) and Supplier Parts.

Article 17                                        Indemnification.

17.1                        By Seller.

17.1.1                        Seller shall indemnify, defend and hold harmless each Customer Party from and against all claims, suits, actions, liabilities, damages and costs (including court costs and reasonable attorneys’ fees) arising out of third party claims of actual or alleged infringement, by any Aircraft or any system, accessory, equipment or part (item) installed thereon at the time of Aircraft delivery, of any patent issued under the laws of any country in which Customer lawfully operates the Aircraft (the “Countries”), subject to the following conditions and limitations:

[***].

17.1.2                        Seller shall indemnify, defend and hold harmless each Customer Party from and against all claims, suits, actions, liabilities, damages and costs (including court costs and reasonable attorneys’ fees) [***]:

[***]

(iii)              Seller may, at its option, replace any infringing or allegedly infringing items with a non-infringing equivalent.

17.1.3                        Seller shall indemnify, defend and hold harmless each Customer Party from and against any and all claims, suits, actions, liabilities, losses, damages and costs (including court costs and reasonable attorneys’ fees) arising out of, relating to or resulting from [***].

17.2                        By Customer.

17.2.1                        Customer shall be solely liable for and will indemnify, defend and hold harmless each Seller Party from and against claims, suits, actions, liabilities, damages and costs, including court costs and reasonable attorneys’ fees (including costs and expenses of enforcing this indemnity, when arising from third party claims for personal injury or death or for property damage or otherwise), whether in contract or in tort or otherwise, caused by [***]

17.2.2                        Customer shall indemnify, defend and hold harmless Seller for [***]

17.2.3                        Customer shall indemnify, defend and hold harmless each Seller Party from and against any and all claims, suits, actions, liabilities, losses, damages and costs (including court costs and reasonable attorneys’ fees)

arising out of, relating to or resulting from bodily injury to or the death of any of Customer’s employees that occur from any [***].

17.3                        Notice and Defense of Claims.

17.3.1                        If any claim (including any legal claim made in a lawsuit or an arbitration) is made or brought against a party hereto or person entitled to indemnification under this APA (“Indemnitee”) for damages for which liability has been assumed by the other party hereto under this APA (“Indemnitor”), the Indemnitee shall give notice to the Indemnitor within [***] calendar days after Indemnitee receives notice of such claim.  The Indemnitor shall assume and conduct the defense or settlement of such claim as the Indemnitor deems prudent; provided that with respect to [***]. Notice of such claim shall be accompanied by all such information pertinent to the matter as is reasonably available to the Indemnitee, and the Indemnitee shall provide such cooperation (including contest, defense or settlement of the claim in the name of the Indemnitee but at the direction and cost of the Indemnitor) as the Indemnitor or its counsel may reasonably request at the expense of the Indemnitor. The failure of an Indemnitee to provide notice to the Indemnitor within such [***] day period shall not affect the obligation of the Indemnitor to indemnify unless the contest, defense, settlement or prosecution of an applicable claim is materially and adversely affected by such delay of notice to the Indemnitor.

17.3.2                        In the event that the Indemnitor does not agree in writing to assume the defense of any claim notified to it under Article 17.3.1 above within [***] calendar days after receipt of such notice, the Indemnitee shall have the right to (i) proceed with the defense or settlement of such claim as it deems prudent and (ii) make a claim against the Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys’ fees. Furthermore, in this event, the Indemnitor shall be deemed to have waived any objection or defense to the Indemnitee’s claim based on the lack of reasonableness of any settlement.

Article 18                                        Assignment, Resale or Lease of Aircraft.

18.1                        Assignment.

This APA is for the benefit of each of the parties hereto only. No rights or duties of either party hereto may be assigned, delegated or novated, and neither party shall enter into an agreement to assign, delegate or novate its rights or duties hereunder, except that either party hereto may assign its rights and obligations hereunder to a corporation or other legal entity, such as a limited liability company, that (i) results from any merger or reorganization of such party or (ii) acquires substantially all the assets of such party; provided that such corporation or other legal entity executes a written agreement with the other party to this APA to comply with all applicable terms and conditions of this APA. In addition, (a) all of the rights and obligations of either party under this APA with respect to all or specific Aircraft may be assigned by such party to a third party designated by such party, subject to a written consent from the non-assigning party, such consent not to be unreasonably withheld or delayed, and subject to the assigning party remaining jointly and severally liable together with the assignee party for all obligations delegated to such assignee party, and (b) all of the rights and obligations of either party under this APA with respect to all or specific Aircraft may be assigned by such party to a Subsidiary of such party with prior written notice to but without the consent of the other party, provided that such assigning party shall remain jointly and severally liable together with such Subsidiary for all obligations delegated to such Subsidiary. In the event of any assignment pursuant to clause (b) of this Article 18.1, the rights so assigned may be further assigned as provided in this Article 18; provided that the original assigning party and the assigning Subsidiary shall remain jointly and severally liable for all obligations delegated to such Subsidiary by the original assigning party.  Any attempted assignment by Customer or Seller in violation of the foregoing shall be null and void.

18.2                        Support for Customer’s Financing.

Subject to the conditions set forth in Articles 18.3 and 18.4, Seller shall, at Customer’s expense, take any action reasonably required by Customer for the purpose of causing an Aircraft, at time of its delivery, to be subject to an equipment trust, conditional sale, security interest, lease, or other arrangement for the financing by Customer of such Aircraft. However, no such action shall (i) require Seller to divest itself of title to or possession of the Aircraft until delivery of and completion of payment for the Aircraft or (ii) cause any other disadvantages to Seller.

18.3                        Sale by Customer after Delivery.

Notwithstanding Article 18.1, if Customer sells an Aircraft (including any sale and lease-back for financing purposes) to a third party purchaser of such Aircraft either contemporaneously with or after the delivery to, and acceptance by, Customer of such Aircraft, then all of Customer’s rights with respect to such Aircraft under this APA may be assigned to such third party purchaser of such Aircraft, provided that (i) such third party purchaser (other than a Subsidiary of Customer) agrees in writing to be bound by and to comply with all applicable terms and conditions of this APA and to assume any outstanding obligations of Customer under this APA with respect to such Aircraft or ancillary to the rights assigned to such third party purchaser, including those terms, conditions and obligations set forth in Articles 6, 17.2, 17.3, 18, 20, 21, 22, 23, 24 and 25, Exhibit B and Exhibit C, (ii) Customer notifies Seller in writing prior to such sale and (iii) Customer agrees in writing to be held jointly and severally liable with such third party purchaser (including a Subsidiary of Customer) with respect to the compliance with the terms and conditions of this APA.

18.4        Lease by Customer after Delivery.

Notwithstanding the lease of an Aircraft by Customer after (or contemporaneously with) the delivery to, and acceptance by, Customer of such Aircraft, the rights and obligations of Customer under this APA shall remain with Customer unless

Customer assigns such rights or obligations to the third party lessee with Seller’s prior written consent, which shall not be unreasonably withheld.

18.5        No Increase in Liability.

No action taken by Customer or Seller relating to the resale or lease of any Aircraft or the assignment of Customer’s rights under this APA shall subject Seller to any liability beyond that which is set forth in this APA or modify in any way Seller’s obligations under this APA.

18.6                  Assignment of Right to Receive Money.

Notwithstanding Article 18.1, Seller may assign any of its rights to receive payments hereunder without the prior consent of Customer.

Article 19                                        Termination.

19.1                        Termination by Either Party.

Either party hereto may immediately terminate this APA with respect to any or all of the Aircraft before delivery by providing written notice to the other party hereto setting forth the reason for such termination if the other party hereto:

19.1.1                        fails to perform or comply in any material respect with any material agreement or covenant contained herein, unless within [***] calendar days following written notice of such failure such other party cures such failure or submits a bona fide notice of dispute regarding such failure pursuant to Article 24.2.1;

19.1.2                        ceases doing business as a going concern;

19.1.3                        suspends all or substantially all of its business operations and the same are not re-commenced within [***] calendar days;

19.1.4                        makes an assignment for the benefit of creditors;

19.1.5                        becomes insolvent, generally does not pay its debts as they become due, or admits in writing its inability to pay its debts;

19.1.6                        (i) petitions for or acquiesces to the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets, (ii) commences any legal proceeding such as bankruptcy, reorganization, readjustment of debt, dissolution, or liquidation available for the relief of financially distressed debtors or (iii) becomes the object of any such proceeding unless the proceeding is dismissed or stayed within a reasonable period, not to exceed [***] calendar days; or

19.1.7                        is issued or has levied against it or any significant part of its property a writ of attachment (or is subject to an execution or any similar process, including procedures for collection of tax delinquency), which is not released, stayed, bonded or vacated within [***] calendar days after such issue or levy,

[***].

19.2                        Termination by Seller for Non-Payment.

In addition to its right to terminate under Article 19.1 (and, accordingly, without being subject to the [***] calendar day cure period under Article 19.1.1), Seller may immediately terminate this APA with respect to any or all of the Aircraft, by delivery of written notice to Customer, if Customer defaults in the payment of any portion of an Aircraft Price for any Aircraft (including, for the avoidance of doubt, any Advance Payment) as and when due and payable under this APA.

19.3                        Seller’s Remedies.

19.3.1                        In the event that Seller terminates this APA with respect to an Aircraft for any of the reasons stated in Article 19.1 or 19.2:

[***]

19.3.2                        Seller’s rights and remedies under this Article 19.3 constitute Seller’s exclusive rights and remedies with respect to termination of this APA by Seller for the reasons stated in Articles 19.1 and 19.2.

19.4                        Customer’s Remedies.

19.4.1                        [***].

19.4.2                        Customer’s rights and remedies stated in this Article 19 constitute Customer’s sole and exclusive rights and remedies with respect to termination by Customer of this APA for the reasons stated under Article 19.1.

19.5                        Survival.

Articles 1, 4, 5, 6, 7.1, 7.3, 7.5, 7.6, 9.3, 10.4, 15.1.3, 17, 18.1, 18.5, 19.3, 19.3.2, 19.4.2 and 20 through 25 shall survive termination of this APA for whatever reason with respect to the Cancelled Aircraft. For the avoidance of doubt, all terms and conditions of this APA with respect to any Aircraft other than the Cancelled Aircraft will continue to remain in full force and effect.

Article 20                                        Insurance.

20.1                        Insurance Requirements.

As long as the Aircraft is operated by Customer, a Subsidiary of Customer or a lessee of Customer, Customer shall (or shall cause such Subsidiary of Customer or such lessee of Customer, as applicable, that operates the Aircraft to) purchase and maintain aviation insurance reasonably acceptable to Seller in accordance with prevailing US aviation industry standards for comparable aircraft in commercial operation in the United States covering at least (a) hull all risks, (b) hull war and allied perils and (c) airline liabilities. Such coverage shall have a combined single limit of no less [***] for bodily injury and property damage, per occurrence per each Aircraft. [***]

20.2                        Certificate of Insurance.

20.2.1                        At least [***] calendar days prior to the delivery date of each Aircraft, Customer shall provide to Seller certificates of insurance with respect to insurance coverage of such Aircraft, substantially in a form approved by Seller as sufficient to confirm Customer’s compliance with the preceding Article 20.1, from a licensed insurance broker or insurer experienced in the field of aviation insurance.

20.2.2                        If Customer fails to provide to Seller such certificate of insurance, Seller may withhold delivery of such Aircraft until the receipt of such certificate of insurance, provided that notwithstanding anything to the contrary in this APA (i) the Aircraft shall be deemed delivered on the delivery date despite the fact that possession (as well as delivery of the bill of sale) is withheld until the delivery of certificate of insurance and (ii) Customer shall (a) be deemed to have signed and delivered the Certificate of Acceptance and to have accepted delivery of the Aircraft, and (b) immediately pay the balance of the Aircraft Price and reimburse Seller upon demand for all costs incurred by Seller as a result of such delay (e.g., costs of storing and maintaining of the Aircraft).

20.2.3                        Upon request of Seller, annual renewal certificates with respect to all insurance required hereunder shall be submitted to Seller before the expiration of the policy periods. The failure of Seller to demand compliance with this Article 20.2 in any year shall not in any way relieve Customer of its obligations hereunder nor constitute a waiver by Seller of these obligations.

20.3                        Noncompliance with Insurance Requirements.

Customer assumes liability for hull all risks, hull war and allied perils and airline liabilities for which insurance is required under Article 20.1 notwithstanding any failure by Customer to comply with any of the insurance requirements set forth therein [***].

Article 21                                        Limitation of Liability.

21.1                        Limitation of Liability.

21.1.1                        EXCEPT IN THE CASE OF FRAUD OR INTENTIONAL MISREPRESENTATION BY A SELLER PARTY, THIS APA SETS FORTH THE EXCLUSIVE WARRANTIES, LIABILITIES AND OBLIGATIONS OF SELLER AND THE EXCLUSIVE REMEDIES

AVAILABLE TO CUSTOMER IN SUBSTITUTION FOR ALL OTHER REMEDIES OR RIGHTS TO WHICH CUSTOMER MAY OTHERWISE BE ENTITLED, AND CUSTOMER  (ON BEHALF OF ITSELF AND EACH OTHER CUSTOMER PARTY) HEREBY WAIVES, RELEASES AND RENOUNCES, (I) ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER PARTIES AND (II) ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF EACH CUSTOMER PARTY (KNOWN OR UNKNOWN) AGAINST EACH SELLER PARTY, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY MATTERS ARISING OUT OF OR IN CONNECTION WITH THIS APA.

21.1.2                        WITHOUT LIMITING THE GENERALITY OF THE FOREGOING AND EXCEPT IN THE CASE OF FRAUD OR INTENTIONAL MISREPRESENTATION BY A SELLER PARTY, THIS APA SETS FORTH THE EXCLUSIVE WARRANTIES, LIABILITIES AND OBLIGATIONS OF SELLER AND THE EXCLUSIVE REMEDIES AVAILABLE TO CUSTOMER, IN SUBSTITUTION FOR ALL OTHER REMEDIES OR RIGHTS TO WHICH CUSTOMER MAY OTHERWISE BE ENTITLED, WITH RESPECT TO ANY MATTERS ARISING OUT OF OR IN CONNECTION WITH ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED OR PROVIDED UNDER THIS APA, AND CUSTOMER (ON BEHALF OF ITSELF AND EACH OTHER CUSTOMER PARTY) HEREBY WAIVES, RELEASES AND RENOUNCES, (I) ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER PARTIES AND (II) ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF EACH CUSTOMER PARTY (KNOWN OR UNKNOWN) AGAINST EACH SELLER PARTY, WITH RESPECT TO ANY MATTERS ARISING OUT OF OR IN CONNECTION WITH ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED OR PROVIDED UNDER THIS APA, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, INCLUDING ANY:

(i)                       IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE, OR OF NON-INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS;

(ii)                    IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(iii)                 RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(iv)                RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING ACTIONS OR CLAIMS FOR NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED), IMPLIED WARRANTY, STRICT LIABILITY OR FAILURE TO WARN; AND

(v)                   RIGHT, CLAIM OR REMEDY FOR LOSS OF, OR DAMAGE OF ANY KIND, TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART.

21.1.3                        CUSTOMER ACKNOWLEDGES AND AGREES THAT, SUBJECT TO THE INTRODUCTORY EXCEPTION IN ARTICLE 21.1.1 AND ARTICLE 21.1.2, THE RIGHTS, WARRANTIES AND REMEDIES PROVIDED FOR IN THIS APA ARE ADEQUATE AND SUFFICIENT TO PROTECT CUSTOMER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE UNDER THIS APA.

21.1.4                        [***]

21.2                        Exclusion of Consequential and other Damages.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS APA, SELLER SHALL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY OR INDEMNITY), TORT (INCLUDING ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR PRODUCT LIABILITY), OR OTHERWISE, FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES, OR FOR ANY LOSS OF USE, REVENUE OR PROFIT, ARISING OUT OF OR IN CONNECTION WITH THIS APA, INCLUDING ANY AIRCRAFT, GOODS OR SERVICES CONTEMPLATED OR PROVIDED HEREUNDER.

21.3                        Contribution Toward Third Party Claims.

CLAIMS BY CUSTOMER AGAINST SELLER FOR CONTRIBUTION TOWARD THIRD PARTY BODILY INJURY OR PROPERTY DAMAGE CLAIMS ARE LIMITED TO THE EXTENT OF SELLER’S PERCENTAGE OF FAULT AS DETERMINED BY THE TRIER OF FACT, INCLUDING AN ARBITRATOR, AND LIMITED TO SUCH PERCENTAGE OF FAULT IRRESPECTIVE OF PRINCIPLES OF JOINT AND SEVERAL LIABILITY, CO-TORTFEASOR LIABILITY, AND JUDGMENT CO-TORTFEASOR LIABILITY.

21.4                        No Duplicate Remedies.

Seller shall not be obligated to provide to Customer any remedy in duplicate for matters covered by any other remedy which has been provided to Customer (i) by

Seller under any contracts between the parties hereto, or (ii) by any Supplier, vendor, contractors or subcontractors of Seller.

Article 22                                        Notices.

22.1                        Means of Communication.

22.1.1                        Any communication between Seller and Customer under this APA shall be made in the English language, which shall be the official text of this APA.

22.1.2                        In any case where any notice or other communication is required or permitted to be given under this APA, such notice or communication shall be made in writing and shall be:

(i)                       personally delivered with an immediate confirmation of the receipt thereof;

(ii)                    sent by registered airmail;

(iii)                 sent by overnight courier; or

(iv)                transmitted by facsimile, or the equivalent thereof.

22.2                        Addresses of the Parties.

22.2.1                        All notices between the parties hereto shall be addressed as follows:

Customer:	SKYWEST, INC.

444 South River Road, St. George, Utah 84790

Attention: CFO and Treasurer

Telephone: (435) 634-3212

Facsimile: (435) 634-3305

Seller:	MITSUBISHI AIRCRAFT CORPORATION

2-15, Oye-cho, Minato-ku, Nagoya-shi, Aichi-ken, 455-8555, Japan

Attention: Senior Vice President, Sales and Marketing

Telephone: 81-52-611-3165

Facsimile: 81-52-611-2217

22.2.2                        If there is any change in the address of a party hereto where notices shall be sent, such party shall immediately notify the other party hereto of the change in accordance with this Article 22. The new address so notified shall become effective only upon receipt of the notice by the other party hereto.

Article 23                                        Confidentiality.

23.1                        Confidential Information.

The parties hereto shall maintain the terms and conditions of this APA and any confidential materials and information disclosed hereunder (including by Seller providing Customer or any of its Representatives (as defined below) access to Seller’s or its designees’ facilities) (“Confidential Information”) strictly confidential and shall not use such Confidential Information for any purpose other than in connection with the performance of this APA. Notwithstanding the foregoing, each party hereto may disclose Confidential Information of the other party hereto to its directors, officers, employees, advisors, consultants and other representatives, and its parent company and subsidiaries (if any) and their respective directors, officers, employees, advisors, consultants, suppliers, subcontractors and other representatives (all of the foregoing, collectively, “Representatives”), in each case, who need to know such Confidential Information in connection with the performance of this APA, provided that such Representatives are bound by confidentially obligations and restrictions on use no less stringent than those provided herein. In addition, Customer may disclose Confidential Information to any assignee in the context of an applicable assignment; provided that Seller and such assignee shall first have entered into an agreement including confidentially obligations and restrictions on use no less stringent than those provided herein prior to Customer’s disclosure of Confidential Information to such assignee. Each party hereto shall be liable hereunder for breaches of the confidentiality obligations and restrictions on use by any of its Representatives as if such Representatives were parties to this APA. The confidentiality obligations under this Article 23 shall survive any termination of this APA.

23.2                        Disclosure of Confidential Information.

Notwithstanding the foregoing, either party hereto may disclose the contents of this APA to the extent legally required under applicable laws and regulations (e.g., timely disclosure requirements under the securities exchange laws, and governmental filing for requisite approvals to implement this APA), subject to the following conditions:

23.2.1                        the party hereto who makes such disclosure shall use commercially reasonable efforts to limit the disclosure of the contents of this APA and shall make applications necessary or advisable to implement the foregoing;

23.2.2                        with respect to any public disclosure or filing, the party hereto who makes such disclosure agrees to (i) submit to the other party hereto a copy of the proposed document to be filed or disclosed, (ii) give the other party hereto a reasonable period of time to review and comment upon such document and (iii) consider in good faith such comments made by the non-disclosing party; and the parties hereto shall use commercially reasonable efforts to provide written notice to each other before the making of any public disclosure or filing, permitted hereunder, of any material, competitively sensitive portions of this APA (including any provisions related to any deviations from the Base Aircraft Price), provided that any required notice hereunder that is not given prior to the making of the public disclosure or filing shall be given as soon as reasonably practical thereafter and such notice shall satisfy the requirements of this Article 23.2 with respect to such public disclosure or filing.  Notwithstanding Article 22, any notice required hereunder may be given by email to the respective addressee set forth in Article 22.2.1 (such email address to be provided), which may be updated or changed by the parties in accordance with Article 22.2.2.

23.3                        Pre-Agreement Confidential Information.

Information disclosed between the parties prior to the execution of this APA that would constitute Confidential Information hereunder if it were disclosed after the execution of this APA (the “Pre-Agreement Confidential Information”) shall be deemed as Confidential Information and protected under this Article 23.  Information other than the Pre-Agreement Confidential Information disclosed under any undertakings of confidentiality given by either of the parties hereto prior to the date of this APA shall continue to be protected under such undertakings in accordance with their respective terms, and the above provisions of this Article 23 shall not in any way modify such undertakings.

Article 24                                        Governing Law and Dispute Resolution.

24.1                        Governing Law.

This APA and its performance shall be governed by and interpreted in accordance with the internal laws of the state of New York, USA (as permitted by Section 5-1401 of the New York General Obligations Law (or any similar successor provision)), without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the state of New York to the rights and duties of the parties hereto. The United Nations Convention on Contracts for the International Sale of Goods shall not apply.

24.2                        Dispute Resolution.

24.2.1                       To the extent that any dispute, controversy or difference between the parties hereto arising out of, relating to, or in connection with this APA cannot be solved amicably, either party hereto may provide a notice of dispute to the other party.

24.2.2                        Upon receipt of the notice referenced in Article 24.2.1, the parties hereto shall attempt to resolve such dispute, controversy or difference amicably through good faith discussions.

24.2.3                        In the event that any such dispute, controversy or difference by the parties hereto cannot be resolved amicably within [***] days after receipt of the notice referenced in Article 24.2.1, either party may submit such dispute, controversy or difference to be finally settled by arbitration. The arbitration shall take place in New York, New York, USA, in accordance with the then-current Commercial Arbitration Rules of International Chamber of Commerce. Any arbitration award shall be final and binding upon the parties hereto, and judgment upon the arbitration award may be entered in any court having jurisdiction over any party hereto.

24.2.4                        The arbitration panel shall have the authority to award any remedy or relief that would be available from a court of law, including specific performance (including as to the provisions of this Article 24.2), injunctive relief and other equitable remedies. Notwithstanding the foregoing, the parties hereto shall have the right to seek in a court of proper jurisdiction provisional relief, including a temporary restraining order or a preliminary injunction, pending resolution of the arbitration.

24.2.5                        The prevailing party in any arbitration or other legal proceeding (including to enforce any arbitration decision) between the parties hereto in connection with this APA or any other agreements entered into concurrently herewith shall be entitled to reasonable, actual attorneys’ fees paid or incurred by such prevailing party in connection therewith.

24.2.6                        All arbitration shall be conducted in the English language. The number of arbitrators shall be three (3).

24.2.7                        If there exists a bona fide dispute over a certain obligation under this APA or any other agreements related or supplemental to this APA (a “Disputed Obligation”), the obligor of such Disputed Obligation (the “Disputing Obligor”) may withhold performance of such Disputed Obligation until the dispute is finally settled by the arbitration or settlement between the parties hereto (the “Withholding Period”). [***]

Article 25                                        Miscellaneous.

25.1                        Government Approval.

The parties hereto shall assist each other in obtaining any governmental consents or approvals required to effect the sale and delivery of the Aircraft under this APA.

25.2                        Subcontractors.

Seller may use one or more subcontractors in the performance of its obligations under this APA or any other agreements in connection with the Aircraft.

25.3                        Waiver/Severability.

25.3.1                        No failure of either party hereto at any time in requiring the performance by the other party hereto of any provision hereof shall prejudice the right to require full performance of the same provision at any time thereafter. No waiver by either party hereto of a breach of any provision hereof shall constitute a waiver of any succeeding breach of the same or any other provision or constitute a waiver of the provision itself.

25.3.2                        If any provision of this APA is held unlawful or otherwise ineffective by a court of competent jurisdiction or an arbitration panel, (i) such provision will be fully severable, (ii) this APA will be construed and enforced as if such illegal, invalid or unenforceable provision has never comprised a part thereof, (iii) the remaining provisions of this APA will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this APA, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible (e.g., if any liquidated damages provision in this APA is deemed to be unenforceable for any reason, such provision shall be reformed as a provision limiting the amount of the liabilities to the amount stated as the amount of liquidated damage therein and added automatically to this APA).

25.4                        Intellectual Property.

The parties hereto agree that any intellectual property provided by one party to the other party in connection with this APA or the transactions contemplated under this APA shall, as between the parties hereto, remain the sole and exclusive property of the party providing such intellectual property and may be used only for the purpose of implementing transactions under this APA and that no other use rights or licenses are granted, whether by implication, estoppel or otherwise.

25.5                        Further Assurances.

Solely for the purposes of enabling both parties hereto to comply with their obligations in this APA, each party hereto agrees to (i) execute and deliver such other documents, and (ii) do such other acts and things as the other party may reasonably request, for the purpose of carrying out the intent of this APA and the transactions contemplated thereby, provided that neither party shall be required to make any additional representations or warranties or to incur any material expense or potential exposure to legal liability. For clarification purposes, “such other documents” and “such other acts” may include the execution of forms and certificates as may be required to obtain the Type Certificate.

25.6                        No Third Party Beneficiary Rights.

25.6.1                        Each party acknowledges and agrees that it shall have no rights as a third party beneficiary or similar rights in connection with any agreement or relationship between the other party and any third party, except as may be expressly provided therein.

25.6.2                        It is the intention of the parties that no term of this APA may be enforced by any person who is not a party to this APA (a “third party”) notwithstanding in the event that any term of this APA may purport to confer, or may be construed as conferring, any benefit on such third party and irrespective of whether such third party is identified in this APA.  The foregoing shall not limit any rights of any assignee as contemplated in Article 18.

25.7                        Attachments, Exhibits and Appendices.

All Attachments, Exhibits and Appendices attached hereto constitute integral parts of this APA and shall be binding on both parties hereto.

25.8                        Force Majeure. Neither party hereto shall be responsible to the other party hereto for non-performance, delay (other than delay in delivery, which shall be covered under Article 9.1) or deficiency in the performance of its respective obligations as a result of any cause beyond such party’s reasonable control, including but not limited to (i) acts of God; (ii) fire, earthquake, lightning, flood, typhoon, cyclone, hurricane, windstorm, natural disasters, explosions, epidemics, animal to human or other abnormal transmissions of an infectious disease (including bird flu/influenza and swine flu/influenza), or quarantine restrictions; (iii) total or constructive loss of the Aircraft (which, for the avoidance of any doubt, means the actual destruction of the affected Aircraft or such damage or destruction to a material portion of the affected Aircraft such that the affected Aircraft cannot be repaired by commercially reasonable efforts); (iv) changes in laws affecting allocation of materials or facilities necessary for the completion of the Aircraft; (v) war, civil war or warlike operations, acts of terrorism, riots, or any other armed hostility; (vi) [***] (vii) [***] (viii) [***] or (ix) [***] (each, a “Force Majeure Event”), provided that (a) the forgoing shall not relieve either party hereto from performing its obligations under this APA to the extent the same can be performed using reasonable diligent efforts notwithstanding the effects of the above-cited events or circumstances and (b) under no circumstance is either party hereto relieved by any of the above-cited events or occurrences from its obligations to make any payment due under this APA.  If there occurs any Force Majeure Event, the party affected by such Force Majeure Event shall inform the other party hereto of the occurrence and details of such Force Majeure Event as soon as practicable, and after the cessation of such Force Majeure Event, the affected party shall promptly resume the performance of its obligations under this APA.

25.9                        Entire Agreement.

Subject to Article 23.3, this APA and any other agreements entered into between the parties hereto on the date hereof constitutes the entire agreement between the parties hereto with respect to the subject matter of this APA and supersedes all communications, negotiations and agreements (whether written or oral) of the parties with respect thereto made prior to the date of the APA.  Neither party hereto makes any representations or provides any covenants, warranties, guarantees or undertakings, whether express or implied, other than those expressly set forth herein. Any such covenants, warranties, guarantees or undertakings not expressly set forth herein which might be imposed on or implied into this APA under governing law referred to in Article 24.1 are hereby expressly excluded; provided only that nothing in this Article 25.9 shall operate so as to excuse Seller or Customer from liability for any fraudulent conduct.

25.10                 Compliance.

25.10.1                 Each party hereto shall comply, and shall ensure compliance by its employees, subcontractors and agents, with any and all applicable laws, regulations and lawful orders, including applicable export/re-export control laws, guidelines and regulations of United States, issued by competent authorities, relating to the manufacture, sale or delivery of the Aircraft (including any systems, accessories, parts or Aircraft Software materials contained therein) in the country of manufacture of the Aircraft and in the country of intermediate and/or final delivery of the Aircraft or provision of services.

25.10.2                 Upon request from Seller, Customer shall, at least [***] Months prior to the delivery of the first Aircraft, provide an end use certification providing the name and location of the first registered user of the Aircraft and certifying that it will comply with all applicable U.S. Government export laws, export regulations, and any export and other foreign trade controls of the Government of the United States, including those applicable to re-export.

25.11                 Counterparts.

This APA may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but which counterparts together shall constitute one and the same instrument. The delivery of an executed signature page by facsimile or other electronic means shall be deemed to have the same effect as the delivery of an executed original counterpart thereof.

25.12                 Amendment or Modification.

This APA shall not be modified, amended, supplemented or nullified by any means except by a written instrument executed by the duly authorized representatives of the parties hereto.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused its duly authorized representative to execute this APA as of the date first written above.

SKYWEST, INC.		MITSUBISHI AIRCRAFT CORPORATION

By:		By:

	Name: Bradford R. Rich		Name: Hideo Egawa

	Title: President		Title: President

By:

Name: Michael J. Kraupp

Title: Chief Financial Officer and Treasurer

Signature Page to APA

EXECUTION VERSION

ATTACHMENT 1

DESCRIPTION OF AIRCRAFT; PRICE

MRJ90

Aircraft Model/MTOW	: MRJ90STD

Detailed Specifications	: MRJ BASIC SPECIFICATIONS [***]

Quantity	: one hundred (100) aircraft

Engine Model	[***]

Base Aircraft Price (in January 2011 dollars)	[***]

Additional Aircraft Price as of the execution of the APA

aggregate price of Selected Optional Features as of the execution of the APA (listed in Schedule 1 to this Annex 1)	[***]

aggregate price of storage and installation of all BFE as of the execution of the APA	[***]

aggregate price of all other changes to the aircraft for which Customer is required to pay pursuant to Article 13 of the APA as of the execution of the APA	[***]

Sub-Total of Additional Aircraft Price as of the execution of the APA	[***]

Aircraft Basic Price	[***]

Initial Aircraft Basic Price	[***]

Base Month for Escalation Adjustment	[***]

Att1-1

MRJ70

Aircraft Model/MTOW	: MRJ70STD

Detailed Specifications	: MRJ BASIC SPECIFICATIONS [***]

Quantity	: zero (0) aircraft

Engine Model	[***]

Base Aircraft Price (in January 2011 dollars)	[***]

Additional Aircraft Price as of the execution of the APA

aggregate price of Selected Optional Features as of the execution of the APA (listed in Schedule 1 to this Annex 1)	[***]

aggregate price of storage and installation of all BFE as of the execution of the APA	[***]

aggregate price of all other changes to the aircraft for which Customer is required to pay pursuant to Article 13 of the APA as of the execution of the APA	[***]

Sub-Total of Additional Aircraft Price as of the execution of the APA	[***]

Aircraft Basic Price	[***]

Initial Aircraft Basic Price	[***]

Base Month for Escalation Adjustment	[***]

Att1-2

EXECUTION VERSION

ATTACHMENT 2

SCHEDULE OF DELIVERY; ADVANCE PAYMENTS

	Aircraft Model and		Initial Aircraft Basic Price per one (1) aircraft	Advance Payment Per Aircraft (U.S.$) (Amts. Due/Mos. Prior to Delivery): (*1)
No	Version	[***]	[***]	[***]	[***]	[***]	[***]
1	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
2	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
3	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
4	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
5	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
6	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
7	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
8	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
9	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
10	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
11	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
12	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
13	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
14	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
15	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
16	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
17	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]

Att2-1

	Aircraft Model and		Initial Aircraft Basic Price per one (1) aircraft	Advance Payment Per Aircraft (U.S.$) (Amts. Due/Mos. Prior to Delivery): (*1)
No	Version	[***]	[***]	[***]	[***]	[***]	[***]
18	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
19	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
20	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
21	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
22	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
23	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
24	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
25	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
26	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
27	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
28	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
29	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
30	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
31	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
32	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
33	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
34	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
35	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
36	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
37	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
38	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
39	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
40	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]

Att2-2

	Aircraft Model and		Initial Aircraft Basic Price per one (1) aircraft	Advance Payment Per Aircraft (U.S.$) (Amts. Due/Mos. Prior to Delivery): (*1)
No	Version	[***]	[***]	[***]	[***]	[***]	[***]
41	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
42	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
43	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
44	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
45	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
46	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
47	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
48	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
49	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
50	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
51	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
52	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
53	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
54	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
55	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
56	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
57	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
58	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
59	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
60	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
61	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
62	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
63	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]

Att2-3

	Aircraft Model and		Initial Aircraft Basic Price per one (1) aircraft	Advance Payment Per Aircraft (U.S.$) (Amts. Due/Mos. Prior to Delivery): (*1)
No	Version	[***]	[***]	[***]	[***]	[***]	[***]
64	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
65	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
66	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
67	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
68	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
69	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
70	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
71	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
72	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
73	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
74	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
75	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
76	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
77	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
78	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
79	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
80	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
81	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
82	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
83	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
84	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
85	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
86	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]

Att2-4

	Aircraft Model and		Initial Aircraft Basic Price per one (1) aircraft	Advance Payment Per Aircraft (U.S.$) (Amts. Due/Mos. Prior to Delivery): (*1)
No	Version	[***]	[***]	[***]	[***]	[***]	[***]
87	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
88	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
89	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
90	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
91	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
92	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
93	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
94	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
95	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
96	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
97	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
98	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
99	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]
100	MRJ90	[***]	[***]	[***]	[***]	[***]	[***]

[***]

Att2-5

EXECUTION VERSION

ATTACHMENT 3

[***]

Att3-1

EXECUTION VERSION

ATTACHMENT 4

Specifications

This attachment contains:

Part I: MRJ BASIC SPECIFICATIONS [***]

Part II: MRJ OPTIONAL FEATURES

Part II.A:                                             MRJ OPTIONAL FEATURES LIST [***]

Part II.B:                                              MRJ OPTIONAL FEATURES SPECIFICATIONS [***]

Part III: BUYER FURNISHED EQUIPMENT

Part III.A:                                         BUYER FURNISHED EQUIPMENT LIST [***]

Part III.B:                                         BUYER FURNISHED EQUIPMENT SELECTED BY CUSTOMER

Att4-1

Part I

MRJ BASIC SPECIFICATIONS [***]

Att4-2

Part II.A

MRJ OPTIONAL FEATURES LIST [***]

Att4-3

Part II.B

MRJ OPTIONAL FEATURES SPECIFICATIONS [***]

Att4-4

Part III.A

BUYER FURNISHED EQUIPMENT LIST [***]

[***]

Item	Quantity	Supplier selection notification deadline	On-dock date	Delivery place
[***]	[***]	Seller will attempt to notify to Customer no later than [***]	TBD	TBD
[***]	[***]	Same as above	TBD	TBD
[***]	[***]	Same as above	TBD	TBD
[***]	[***]	Same as above	TBD	TBD
[***]	[***]	Same as above	TBD	TBD
[***]	[***]	Same as above	TBD	TBD
[***]	[***]	Same as above	TBD	TBD
[***]	[***]	Same as above	TBD	TBD

•          The list may be from time to time revised by Seller and submitted to Customer, provided that no Items included as of the effective date of this APA may be removed without the approval of Customer.

Att4-5

Part III.B

BUYER FURNISHED EQUIPMENT SELECTED BY CUSTOMER

As of the Effective Date of the APA

Item	Quantity	Supplier selection notification deadline	On-dock date	Delivery place
[***]	[***]	Seller will attempt to notify to Customer no later than [***]	TBD	TBD
[***]	[***]	Same as above	TBD	TBD
[***]	[***]	Same as above	TBD	TBD
[***]	[***]	Same as above	TBD	TBD
[***]	[***]	Same as above	TBD	TBD
[***]	[***]	Same as above	TBD	TBD
[***]	[***]	Same as above	TBD	TBD
[***]	[***]	Same as above	TBD	TBD

•          Additional Buyer Furnished Equipment items may be included in this list as mutually agreed between the Parties.

Att4-6

EXECUTION VERSION

ATTACHMENT 5

CUSTOMER INFORMATION STATEMENT

CUSTOMER INFORMATION	DUE DATES

Customized Paint Scheme	[***]

Placards, Markings, Labels and Translations	[***]

Aircraft Registration Number	[***]

Mode S Transponder Code	[***]

SELCAL Code	[***]

ELT Code	[***]

TAWS Altitude Callouts Selection	[***]

Att5-1

EXECUTION VERSION

EXHIBIT A

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

1.                                     Supplemental Definitions for this Exhibit.

In addition to the terms defined in Article 1.1 of the APA Main Text, the following terms shall have the meanings described below in this Exhibit A:

“BFE Documents” shall mean BFE on-dock/inventory documents or an electronic transmission of such documents provided by Seller to Customer and setting forth process information regarding BFE (as may be revised by Seller from time to time) including, but not limited to, the items, quantities, on-dock dates and/or shipping instructions for the “in sequence” installation of each specific BFE.

“BFE Suppliers” shall mean suppliers of BFE.

2.                                      Supplier Selection.

Customer shall:

2.1                               notify Seller of its intent to provide BFE (on a BFE item by BFE item basis, as applicable) by the applicable deadlines determined by Seller, provided that each such deadline is communicated by Seller to Customer within a reasonable period of time prior to such applicable deadline;

2.2                               select and notify Seller of BFE Suppliers by the applicable deadlines appearing in the BFE Documents; and

2.3                               have a meeting with Seller and each BFE Supplier promptly after such selection to:

2.3.1                             complete BFE configuration design requirements for such BFE; and

2.3.2                             confirm technical data submittal requirements for certification of BFE by each of the FAA, the EASA and the JCAB.

3.                                      Customer’s Obligations.

Customer shall:

3.1                               comply with, and cause each BFE Supplier to comply with, the provisions of the applicable BFE Documents;

APA EA-1

3.2                               deliver, in accordance with the schedule informed to Customer by Seller or as otherwise mutually agreed during the BFE meeting referred to in Article 2.3 of this Exhibit A, BFE technical data (in English) to Seller as required to support BFE installation and certification of BFE by the FAA, the EASA and the JCAB;

3.3                               deliver BFE (including any production or flight training spares) to Seller in accordance with the quantities and schedule as described in the BFE Documents; and assure that all BFE Software has been delivered in compliance with Seller’s then-current standards for systems that can be loaded to the Aircraft;

3.4                               assure that all BFE has been delivered to Seller with appropriate quality assurance documentation;

3.5                               authorize Seller to discuss all details of BFE directly with each BFE Supplier, and cause each BFE Supplier to discuss the same with Seller and to provide to Seller all information and documentation with respect to BFE that Seller may reasonably request (including overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE);

3.6                               authorize Seller to conduct (which shall not be construed as obligating Seller to conduct) (i) the source inspection with respect to quality system of such BFE Supplier and (ii) hardware acceptance of BFE at such BFE Supplier’s location;

3.7                               require each BFE Supplier’s compliance with Seller defined quality assurance requirements, source inspection programs and supplier delegation programs, and, upon Seller’s request, use commercially reasonable efforts to require each BFE Supplier to arrange adequate facilities for Seller resident personnel if Seller reasonably determines that an on-site Seller representative is necessary at such BFE Supplier’s facility;

3.8                               assure that each BFE Supplier’s quality systems have been approved under Seller’s then current standards for quality systems;

3.9                               obtain from each BFE Supplier a worldwide, non-exclusive, perpetual, royalty-free, irrevocable, non-transferable license for Seller to reproduce, publicly display and publicly perform BFE Software solely for the purpose of supporting the testing, troubleshooting and installing such BFE Software into the Aircraft, and to distribute BFE Software only as installed into Aircraft or Seller Parts, or as required for the support of Aircraft.  The foregoing license shall, among other things, enable Seller to load and install BFE Software copies in (i) the Aircraft’s mass storage devices (MSDs), (ii) any media (e.g., diskettes, CD-ROMs, etc.), (iii) the BFE hardware and (iv) intermediate devices or other media to facilitate copying and installing BFE Software into the Aircraft’s MSD, BFE hardware and media, including media Seller may deliver to Customer with the Aircraft;

3.10                        to the extent that it has the right to do so, grant Seller a license, extending the same rights and for the same limited purposes set forth in Article 3.9 above, with respect to: (i) any BFE Software or data modified by or for Customer and (ii) any other software and/or data added to BFE Software by Customer;

APA EA-2

3.11                        provide necessary field service representation at Seller’s facilities to support Seller on all issues related to the installation and certification of BFE;

3.12                        use commercially reasonable efforts to assist Seller and each BFE Supplier to resolve any difficulties that may arise, including any difficulties with equipment that may be defective;

3.13                        modify, adjust, calibrate, update and test BFE and provide such information and data with respect to BFE (or causing the applicable BFE Supplier to do the same) to Seller to the extent Seller requires such information in order to receive (i) certification of all BFE from the FAA, the EASA and the JCAB and (ii) any and all approvals from other relevant governmental authorities that are required for the installation and use of BFE in the Aircraft; and pay any and all fees and expenses in connection with the foregoing;

3.14                        agree (and hereby does agree) that execution of a reasonable confidentiality agreement between Seller and each BFE Supplier shall be the precondition to Seller’s providing any documentation to such BFE Supplier and, if Seller so requests, reasonably cooperate with Seller in facilitating such a confidentiality agreement with such BFE Supplier;

3.15                        warrant (or cause each BFE Supplier to warrant) that BFE shall comply with all applicable laws and regulations with respect to its installation and use in the Aircraft at the time the Aircraft is delivered; and

3.16                        warrant (or cause the applicable BFE Supplier to warrant) that BFE shall meet the requirements of the Detailed Specifications.

4.                                      Seller’s Obligations.

Seller shall provide for the scheduled storage and installation of all BFE and obtain certification of all Aircraft containing installed BFE. In consideration for such scheduled storage and installation services, an amount equal to [***]

5.                                      Nonperformance by Customer.

[***]

6.                                      Return of BFE.

BFE not installed into the Aircraft shall be returned to Customer, in as good condition as when delivered by Customer to Seller, in accordance with Customer’s instructions and at Customer’s expense as follows:  (i) all BFE shall be so returned upon or promptly after (a) the delivery of the last Aircraft to be delivered under the APA or (b) termination of the APA with respect to all the undelivered Aircraft, and (ii) the BFE for a specific Aircraft shall be so returned upon or promptly following the termination of the APA with respect to such Aircraft (but not with respect to all Aircraft).

APA EA-3

7.                                      Title to and Risk of Loss of BFE.

Title to and risk of loss of or damage to BFE furnished for an Aircraft shall at all times remain with Customer or other owner(s) of BFE. Seller shall have only such liability for BFE as a bailee for mutual benefit would have, but shall not be liable for loss of use.

8.                                      Interchange of BFE.

To properly maintain Seller’s production flow and to preserve Seller’s delivery commitments, Seller reserves the right to interchange new items of BFE acquired from or for Customer with new items of the same part numbers acquired from or for other customers of Seller due to equipment shortages or failures. No such interchange shall result in a delay in the delivery of the Aircraft to Customer. Used BFE acquired from Customer or from other customers of Seller shall not be interchanged.

9.                                      Procurement of BFE by Seller.

If requested by Customer, Seller may undertake, on behalf of Customer, the procurement of equipment, parts, accessories and other items listed in the Detailed Specifications as those that may be selected as BFE by Customer; provided that Seller’s decision as to whether or not to undertake such activities shall be made in its sole and absolute discretion. If Seller undertakes procurement of such items on behalf of Customer, the items procured by Seller shall be deemed and treated as BFE.  The prices, payment terms and other conditions with respect to entrustment of procurement of BFE by Customer to Seller shall be separately agreed between the parties hereto on a case-by-case basis.

APA EA-4

EXECUTION VERSION

EXHIBIT B

CUSTOMER SUPPORT DOCUMENT

This document contains:

Part 1:	General

Part 2:	Customer Support Services

Part 3:	Training Program

Part 4:	Spare Parts Support

Part 5:	Aircraft Publications and Documentation

APA EB-1

PART 1: GENERAL

1.                                      Definitions.

In addition to the terms defined in Article 1.1 of the APA Main Text, the following terms shall have the meanings described below in this Exhibit B:

“AOG” or “Aircraft on Ground” shall mean a situation where the applicable Aircraft is unable to fly in revenue service due to technical problems.

“ATA” shall mean the Air Transport Association of America, Inc.

“Customer Support Provider” shall mean any third party (including any Supplier) designated by Seller as Seller’s subcontractor or supplier authorized to provide or perform the products and services described in this Exhibit B.

“FSR” shall mean a field service representative who provides on-site technical and operational support to Customer with respect to the Aircraft.

“Operational Maintenance Information” shall mean information about the Aircraft or other aircraft of the same type accumulated through the operation and maintenance of the Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair, Aircraft Communications Addressing and Reporting System (ACARS) data, Central Maintenance System (CMS) data and in-service experience.

“Technical Information” shall have the meaning described in Article 2 of Part 5 of this Exhibit B.

“Training Facility” shall mean each facility at which training services are provided in accordance with Part 3 of this Exhibit B.

2.                                      Customer Cooperation for Seller Personnel.

If requested by Seller, Customer shall (i) assist the Seller personnel who perform any customer support services described in this Customer Support Document in obtaining all necessary work permits and (ii) arrange for all necessary facility and airport security clearances and identification passes for such Seller personnel.

3.                                      Customer Provision of Data.

Customer will provide any data reasonably required by Seller for the provision of the customer support services described in this Exhibit B, and will ensure that Seller and Customer Support Providers have the right to use such data for such purpose.

APA EB2-1

4.                                      Title/Risk of Loss.

Title to, and risk of loss of or damage to, the Aircraft shall transfer to Customer in accordance with Article 15 of the APA Main Text and shall remain with Customer throughout and following any support services provided by Seller pursuant to this Exhibit B.

5.                                      [***]

6.                                      Remedy.

[***]

7.                                      General Terms and Conditions.

The provision of all support services described in Parts 2, 4 and 5 of this Exhibit B shall be subject to the execution of an agreement between Customer and Seller on the general terms and conditions governing such support services, including fees (where applicable), schedule and scope of work for such assistance and support services.

8.                                      Customer Support Providers.

Notwithstanding anything to the contrary in this APA (including Article 18.1 of the APA Main Text and this Exhibit), Seller may enter into agreements with Customer Support Providers pursuant to which such Customer Support Providers may perform any of Seller’s support obligations under this Exhibit B (including training services, technical support and spare parts support) and such support by Customer Support Providers shall satisfy Seller’s obligations hereunder.

PART 2: CUSTOMER SUPPORT SERVICES

1.                                      General.

Seller shall provide the customer support services described in this Part 2, [***]. Except for field services described in Article 2 of this Part 2, Seller shall provide the services described in this Part 2 during the period commencing with delivery of the first Aircraft to Customer and continuing until the date upon which (i) there are less than [***] Aircraft in regular commercial air transport service anywhere in the world [***].

APA EB2-2

2.                                      Field Services.

Seller shall furnish one, (1) FSR to advise Customer on maintenance and operation of the Aircraft as follows:

[***]

3.                                      Technical Support.

3.1                               Seller shall, if requested by Customer, provide technical support with respect to the Aircraft which shall include analysis of:

[***]

3.2                               AOG technical support shall be provided twenty-four (24) hours a day, seven (7) days a week.

3.3                               Seller may charge fees for technical support provided under this Article 3.

4.                                      Flight Operational Engineering Support.

4.1.                            Seller shall, if requested by Customer, provide flight operational engineering support with respect to the Aircraft. [***]

4.2                               Seller may charge fees for flight operational engineering support provided under this Article 4.

5.                                      Operational Maintenance Information.

5.1                               Seller may, from time to time and at its sole discretion, provide Customer with Operational Maintenance Information available to Seller.

5.2                               [***]

APA EB2-3

PART 3: TRAINING PROGRAM

1.                                      General.

1.1                               Seller shall provide the training program described in this Part 3 at Seller’s (or the Customer Support Provider’s) facilities in the U.S., subject to Customer’s compliance with the terms and conditions set forth in Articles 1.2 through 1.4 below. [***] The training shall be conducted in accordance with a schedule and at a Training Facility agreed between Customer, Seller and the Customer Support Provider with respect to training services.

1.2                               All instruction, examinations and materials shall be prepared and presented in the English language and in compliance with FAA requirements. If necessary, Customer and Seller shall agree to the terms and conditions of training other than training in compliance with FAA requirements.

1.3                               Customer shall be responsible for all costs related to attendance by Customer’s trainees at the Training Facility, including lodging, transportation (ground and air), meals and other incidental expenses during the training. Customer shall cause Customer’s personnel to observe and comply with Seller’s rules and regulations for Seller trainees with respect to working hours, holidays, safety, etc. Customer shall, at its expense, purchase and maintain appropriate life, health and liability insurance to cover its personnel during the training program.

1.4                               [***]

2.                                      Pilot Training.

2.1                               Basic Conditions.

If requested by Customer, Seller shall provide pilot training consisting of classroom and simulator training for type rating for up to [***] of Customer’s personnel per Aircraft [***]. All of the pilot training shall be conducted on the ground.

The pilot training course shall provide pilot trainees with sufficient knowledge and competence to pass applicable authorization examinations required by the FAA, provided that Seller does not guarantee that Customer’s personnel will pass such examination. For the avoidance of doubt, the pilot training course does not include any examination administered or conducted by any regulatory authority to obtain official certification or authorization.

Each of Customer’s personnel who participates in pilot training shall be counted as one (1) trainee, even if such person does not complete the pilot training course.

Customer’s personnel participating in the pilot training course shall have the following licenses, experience and qualifications:

2.1.1                              a valid airplane category Airline Transport Pilot License (“ATPL”) with multi-engine land class rating and one or more type ratings in one or more

APA EB3-1

airplanes equipped with (i) turbofan-engines (ii) Engine/Indicating and Crew Alerting Systems (E/ICAS) and (iii) Primary Flight Displays (PFD) or Electronic Flight Instrument Systems (EFIS).

2.1.2                              Customer’s current captain or first-officer authorization or equivalent;

2.1.3                              operational experience in transport category airplane(s) equipped with turbofan engine(s); and

2.1.4                              fluency in the English language (at a minimum ICAO Level 4).

2.2                               Training Materials.

Seller shall provide, at the beginning of the pilot training, one (1) copy of the pilot training materials to each of Customer’s personnel participating in the pilot training.

2.3                               Actual Flight Training.

If requested by Customer, Seller shall conduct, at a mutually agreed location, actual flight training, subject to the following conditions:

2.3.1                   such actual flight training shall be conducted with Customer’s Aircraft; and

2.3.2                   Customer shall pay all fees, costs and expenses incurred by Seller in connection therewith (including costs for fuel, landing, ground handling, line maintenance and instructors) and shall procure commercially reasonable insurance coverage (including any insurance coverage required by Seller’s designated training provider).

3.                                      Maintenance Technician Training.

3.1                               Basic Conditions.

If requested by Customer, Seller shall provide maintenance technician training consisting of classroom and simulator training for type rating for up to [***] of Customer’s personnel.

The maintenance technician training shall provide maintenance technician trainees with sufficient knowledge and competence to pass applicable authorization examinations required by the FAA, provided that Seller does not guarantee that Customer’s personnel will pass such examination. For the avoidance of doubt, the maintenance technician training course does not include any examination administered or conducted by any regulatory authority to obtain official certification or authorization.

Training with respect to engines shall not be included in the maintenance technician training.

APA EB3-2

Each of Customer’s personnel who participates in the maintenance technician training course shall be counted as one (1) trainee, even if such personnel does not complete the maintenance technician training course.

Customer’s personnel shall have successfully completed at least a basic training course for maintenance technicians provided by Customer or by another reputable airline and shall hold:

3.1.1                     a JCAB 1st class aircraft maintenance technician certificate;

3.1.2                     an FAA aircraft mechanic certificate airframe and power plant rating (A&P); or

3.1.3                     an EASA mechanic certificate (CAT B1, B2 or C, as applicable).

3.2                               Training Materials.

Seller shall provide, at the beginning of the maintenance technician training, one (1) copy of the maintenance technician training materials to each of Customer’s personnel participating in the maintenance technician training.

4.                                      Flight Attendant Training.

4.1                               Basic Conditions.

If requested by Customer, Seller shall provide flight attendant training consisting of classroom training for cabin operation for up to [***] of Customer’s personnel.

Each of Customer’s personnel who participates in the flight attendant training shall be counted as one (1) trainee, even if such personnel does not complete the flight attendant training.

Customer’s personnel shall have sufficient experience with transport category airplane(s).

4.2                               Training Materials.

Seller shall provide, at the beginning of the flight attendant training, one (1) copy of the flight attendant training materials to each of Customer’s personnel participating in the flight attendant training.

5.                                      Aircraft Dispatcher Training.

5.1                               Basic Condition.

If requested by Customer, Seller shall provide aircraft dispatcher training consisting of classroom training for up to [***] of Customer’s personnel.

APA EB3-3

Each of Customer’s personnel who participates in the aircraft dispatcher training shall be counted as one (1) trainee, even if such personnel does not complete the aircraft dispatcher training.

Customer’s personnel shall have a valid aircraft dispatcher license or equivalent license.

5.2                               Training Materials.

Seller shall provide, at the beginning of the aircraft dispatcher training, one (1) copy of the aircraft dispatcher training materials to each of Customer’s personnel participating in the aircraft dispatcher training.

6.                                      Supplemental Training.

If requested by Customer, Seller may provide supplemental training at a Training Facility specified by Seller, subject to the payment by Customer of an additional fee to be agreed between Customer and Seller.

7.                                      Training at a Facility Other Than Seller’s Facilities in the U.S..

If requested by Customer, Seller may, at its sole discretion, conduct the classroom portions of the training set forth in Articles 2.1, 3.1, 4.1, and 5.1 hereof at a mutually acceptable alternate training site other than Seller’s (or Customer Support Provider’s) facilities in the U.S., subject to the following conditions:

7.1                               Customer shall provide acceptable classroom space, simulators and training equipment required for such training;

7.2                               Customer shall pay Seller’s per diem charge for each of Seller’s training instructors for each day, or fraction thereof, including travel time, in the case where such instructor is away from his or her home location;

7.3                               Customer shall reimburse Seller for the actual cost of round-trip transportation for Seller’s training instructors and training materials between the Training Facility and said alternate site;

7.4                               Customer shall pay, or reimburse Seller for, all incremental increases in taxes, fees, duties, the cost of licenses and permits and similar expenses incurred by Seller or its employees as a result of Seller’s providing the training at such alternate site; and

7.5                               Such portions of the training that require the use of Seller’s training devices, if any, shall be conducted at facilities designated by Seller.

APA EB3-4

8.                                      Cancellation; Rescheduling.

Customer may not cancel or reschedule a training session within [***] of the previously scheduled date for such training session.

APA EB5-5

PART 4: SPARE PARTS SUPPORT

1.                                      General.

Seller shall provide the spare parts support described in this Part 4 during the period commencing with delivery of the first Aircraft to Customer and continuing until the date upon which (i) there are less than [***] Aircraft in regular commercial air transport service anywhere in the world [***].

2.                                      Purchase of Supplier Parts.

Customer may purchase Supplier Parts (excluding spare parts for the Propulsion System) as spare parts for the Aircraft (including repair parts and maintenance parts) from Seller or from any other source approved by an aviation authority, at Customer’s discretion. Customer may purchase spare parts for the Propulsion System from the Supplier(s) of the Propulsion System.  In the case that Customer purchases Supplier Parts from any source other than Seller, Seller shall not bear any obligations, responsibilities or liabilities to Customer with respect to such Supplier Parts or for any damage caused by such Supplier Parts.

3.                                      Prices.

Seller shall publish a spare parts price catalog that shall include the prices for Seller Parts and Supplier Parts. All prices in such spare parts price catalog shall be quoted in U.S dollars or Japanese Yen. The prices of Seller Parts and Supplier Parts in such spare parts price catalog shall be valid for the relevant calendar year for which such spare parts price catalog is published, unless changed by written notice, which notice Seller shall send to Customer no later than [***] calendar days prior to the effective date of such changes.

If Customer requests expedited delivery or special handling of Seller Parts or Supplier Parts, Seller may charge Customer an additional fee to cover any additional cost incurred by Seller in satisfying Customer’s requests.

The price of each spare part included in any spare parts price catalog shall be applied to orders received during the effective period of such price catalog; provided that if a price change for such spare part is implemented in accordance with the first paragraph of this Article 3, such new price shall apply for all orders received from and after the effective date of such price change through the end of such catalog’s effective period.

APA EB4-1

4.                                      Provisioning.

4.1                               Provisioning Conference.

Seller and Customer shall hold a provisioning conference at a mutually agreed location and date (but no later than [***] months prior to the delivery of the first Aircraft to Customer) to discuss the initial provisioning of Seller Parts and Supplier Parts.

4.2                               Initial Provisioning Documentation.

Seller shall provide Customer with a Recommended Spare Parts List (RSPL) and with related supplementary data such as raw materials, standard parts and bulk materials, used for maintenance or repair of the Aircraft.

As applicable to Customer, Seller shall provide the initial provisioning documentation in accordance with ATA specifications (ATA Specification 2000) no later than [***] months prior to the delivery of the first Aircraft to Customer. If deemed necessary by Seller, Seller may issue revisions to the provisioning documentation within [***] days after the delivery of the first Aircraft to Customer.

4.3                               Required Data.

In order to enable Seller to provide spare parts support, upon request Customer shall provide Seller with data and information regarding how Aircraft will be operated and maintained, including Aircraft flight hours per day, average flight cycle or flight leg times, desired performance levels of new Aircraft parts, data formats, and any other data or manuals reasonably requested by Seller.

5.                                      Orders.

5.1                               Order Administration.

Seller shall handle orders for spare parts of the Aircraft placed by Customer twenty-four (24) hours a day, seven (7) days a week, in accordance with the applicable chapters of ATA Specification 2000.

5.2                              Packing.

Seller shall package spare parts in accordance with ATA Specification 300 or in accordance with an alternate method determined by Seller to be sufficient for the safe transport of the spare parts.

5.3                               Shipping Time.

5.3.1             Seller shall use commercially reasonable efforts to ship Seller Parts ordered by Customer (Incoterms 2000 EXW) as follows:

(i)                                     Aircraft On Ground:

Shipment within [***] of Seller’s receipt of such order;

(ii)                                  Critical:

APA EB4-2

Shipment within [***] of Seller’s receipt of such order;

(iii)                               Expedited:

Shipment within [***] of Seller’s receipt of such order;

(iv)                              Routine:

Shipment within [***] of Seller’s receipt of such order or other quoted time; or

(v)                                 Initial provisioning items:

Shipment before delivery of the first Aircraft to Customer.

5.3.2             Shipping time for Supplier Parts ordered by Customer (Incoterms 2000 EXW) shall be in accordance with the conditions agreed upon between Seller and such Supplier.

APA EB4-3

PART 5: AIRCRAFT PUBLICATIONS AND DOCUMENTATION

1.                                      General.

Seller shall furnish to Customer the publications listed in the Appendix to this Part 5 via a website specified by Seller, [***]. Seller shall, where applicable, prepare technical publications substantially in accordance with ASD S1000D and in the English language.

2.                                     Confidential Nature of Data and Document.

“Technical Information” shall mean any and all data and documents listed in the Appendix to this Part 5 as well as information contained in such data and documents.

Technical Information shall be deemed to be Confidential Information and shall be subject to Article 23 of the APA Main Text. Customer shall not use any Technical Information furnished to Customer by Seller for any purpose other than in connection with operation, maintenance, overhaul and repair of the Aircraft, unless otherwise approved in writing by Seller beforehand.

3.                                     Revision Service.

As deemed necessary by Seller and during a period not to exceed [***] from delivery of the last Aircraft to Customer, Seller shall provide Customer with revisions to Technical Information. Seller shall provide such revisions at no charge to Customer.

4.                                    Additional Data and Documents.

If Seller provides Customer with any data or documents other than those described herein, such data or documents shall be deemed to be Technical Information and shall be subject to the confidentiality obligations under Article 2 above. Seller reserves the right to deny any request for additional data and documents.

Seller may charge fees for such data or documents in accordance with Seller’s then current fee schedule.

APA EB5-1

<Appendix to Part 5>

Aircraft Publications and Documentation

(Item)                                                              (Name)

A.                        FLIGHT OPERATIONS:

1.                          Airplane Flight Manual (AFM)

2.                          Flight Crew Operating Manual (FCOM)

3.                          Quick Reference Handbook (QRH)

4.                          Weight and Balance Manual (WBM)

5.                          Dispatch Deviation Guide (DDG)

6.                          Master Minimum Equipment List (MMEL)

7.                          Flight Crew Training Manual (FCTM)

8.                          Flight Attendant Manual (FAM)

B.                        AIRCRAFT MAINTENANCE:

1.                          Aircraft Maintenance Manual (AMM)

2.                          Wiring Diagram Manual (WDM)

3.                          System Schematics Manual (SSM)

4.                          Fault Isolation Manual (FIM)

5.                          Structural Repair Manual(SRM)

6.                          Standard Wiring Practices Manual (SWPM)

7.                          Non-Destructive Test Manual (NDT)

8.                          Corrosion Prevention Manual (CPM)

9.                          Power Plant Build-up Manual (PPBM)

APA EB5-2

C.                        MAINTENANCE PLANNING:

1.                          Maintenance Planning Document (MPD)

2.                          Maintenance Task Card (MTC)

3.                          Maintenance Review Board Report (MRBR)

D.                        SPARES:

1.                          Aircraft Illustrated Parts Catalog (AIPC)

E.                         FACILITIES AND EQUIPMENT PLANNING:

1.                          Maintenance Facilities and Equipment Planning Manual (MFEPM)

2.                          Illustrated Tool and Equipment Manual (ITEM)

3.                          Aircraft Recovery Manual (ARM)

4.                          Aircraft Characteristics for Airport Planning (AC)

5.                          Tool Change Notice (TCN)

6.                          Tool Bulletin (TB)

F.                          OTHERS:

1.                          Service Bulletins (SB)

2.                          Service Letters (SL)

3.                          Publication Index (PI)

4.                          Customer Support Supplier Directory

Note: Above contents, media or quantities may be revised by Seller and/or Suppliers.

APA EB5-3

EXECUTION VERSION

EXHIBIT C

PRODUCT ASSURANCE DOCUMENT

This document contains:

Part 1 :	Supplemental Definitions
Part 2 :	Seller Warranty
Part 3 :	Seller Service Life Policy
Part 4 :	Supplier Parts Warranty Commitment
Part 5 :	Seller Interface Commitment

APA EC-1

PRODUCT ASSURANCE DOCUMENT

PART 1: SUPPLEMENTAL DEFINITIONS

In addition to the terms defined in Article 1.1 of the APA Main Text, the following terms shall have the meanings described below in this Exhibit C:

[***]

“Correct” shall mean to repair or modify defective (or allegedly defective) Aircraft, Seller Parts or SLP Components, provide modification kits for defective (or allegedly defective) Aircraft,  Seller Parts or SLP Components, or replace defective (or allegedly defective) Seller Parts or SLP Components with new parts or components and “Correction” and “Corrected” shall be construed accordingly.

“Direct Labor Hours” shall mean the time, measured in man-hours, spent by employees of Customer to remove, disassemble, modify, repair, inspect and bench test defective Seller Parts, and/or to reassemble and reinstall Corrected Seller Parts and/or to perform final inspection of Corrected Seller Parts.

“Direct Materials” shall mean items such as parts, gaskets, grease, sealant and adhesives, installed or consumed in performing a Correction, excluding allowances for administration, overhead, taxes, customs duties and the like.

“Failed SLP Components” shall mean SLP Components with a Failure.

“Failure” shall mean any defect in an SLP Component that materially impairs the safety of such SLP Component; provided, that such defect did not result from (i) normal wear and tear; (ii) any failure or defect in components or parts other than SLP Components; (iii) accident or foreign object damage, in each case occurring when Seller or any Seller Party does not have possession of the SLP Component; (iv) an act or omission of Customer; (v) Customer’s failure to properly service, operate or maintain the applicable Aircraft in accordance with Seller’s written instructions or an FAA-approved maintenance program (including, without limitation, service, operation or maintenance by personnel not appropriately qualified as provided therein); (vi) conditions resulting from alterations or modifications other than by Seller or with the prior written consent of Seller; or (vii) Customer’s failure to install modification parts and kits provided by Seller to Customer in connection with any Airworthiness Directives or mandatory Service Bulletins applicable to the Aircraft or (viii) Customer’s failure to implement directives issued by Seller or a Civil Aviation Authority in connection with any Airworthiness Directives or mandatory Service Bulletins applicable to the Aircraft.

“Interface Problem” shall mean a technical problem in the operation of the Aircraft or its systems experienced by Customer, the cause of which is not readily identified by Customer

APA EC-1

but which Customer reasonably believes to be attributable to either the design characteristics or the systems of the Aircraft or the workmanship used in the installation of Supplier Parts.

“Seller Warranty” shall mean the warranty provided by Seller to Customer in accordance with the terms and conditions provided in Part 2 of this Exhibit C.

“SLP Components” or “Service Life Components” shall mean any of the load-bearing primary structural elements (excluding industry standard parts) of the components listed in the Appendix to Part 3 of this Exhibit C for a specific model of Aircraft and which are installed in the Aircraft at time of delivery to Customer or are purchased from Seller by Customer as spare parts.

“Warranty Period” shall have the meaning described in Article 3.1 of Part 2 of this Exhibit C.

APA EC-2

<Appendix to Part 1>

Labor Rate Escalation Adjustment Formula

1.                                      Formula.

[***]

2.                                      Values to be Utilized in the Event of Unavailability.

[***]

APA EC-3

PRODUCT ASSURANCE DOCUMENT

PART 2: SELLER WARRANTY

1.                                      Applicability.

This Part 2 of Exhibit C provides for warranty of (i) the Aircraft and Seller Parts that are installed in such Aircraft at the time of delivery from Seller to Customer, as stated in Article 2.1 hereof, and (ii) the Technical Information furnished under Part 5 of Exhibit B, as stated in Article 2.2 hereof ((i) and (ii), (collectively, the “Seller Warranty”). Warranties applicable to Supplier Parts shall be provided for in Part 4 of this Exhibit C.

2.                                      Warranty.

2.1                               Coverage.

Subject to the exceptions set forth in Article 2.3 below, Seller hereby warrants that, at the time of delivery, each Aircraft and each Seller Part which is installed in such Aircraft shall:

(i)                                     conform to the Detailed Specifications, as the same may be changed pursuant to the APA, except such portions of the Detailed Specifications that are stated as estimates, approximations, design objectives, target, “for reference only” or otherwise described as not guaranteed or warranted;

(ii)                                  be free from defects in materials, process of manufacture and workmanship; and

(iii)                               be free from defects in design (including in selection of materials and the process of manufacture), judging on the basis of the design and engineering practices commonly used for comparable aircraft at the time of design.

2.2                               Warranty for Technical Information.

Subject to the exceptions set forth in Article 2.3 below, Seller further warrants that the Technical Information set forth in Part 5 of the Exhibit B shall not contain any material errors at the time of its delivery to Customer.

2.3                               Exceptions.

[***]

APA EC2-1

3.                                      Warranty Periods.

3.1                               Subject to the other provisions of this Part 2 of Exhibit C, the Seller Warranty shall be in effect for any defect covered thereby during the following periods (individually, the “Warranty Period”):

[***]

4.                                      Warranty Remedies.

4.1                               Repair, Replacement or Rework.

[***]

4.2                               Credit Memorandum Reimbursement.

Reimbursements under Article 4.1 hereof shall be made by credit memoranda which may be applied, in Customer’s sole discretion, toward the purchase prices of Seller Parts or any service agreed to be provided by Seller for a charge as part of the Customer Support Service described in Exhibit B of this APA or both.

4.3                               Maximum Reimbursement.

[***]

5.                                      Warranty Claims.

5.1                               Submission of Warranty Claims.

For a claim under the Seller Warranty to be valid:

(i)                                     the defect must be discovered during the Warranty Period; and

(ii)                                  Seller must receive a written warranty claim in compliance with Article 6 of this Part 2 no later than [***] days after expiration of the Warranty Period.

5.2                               Warranty Remedies Notified by Service Bulletins or Service Letters.

Seller may release Service Bulletins or service letters advising Customer of the availability of certain warranty remedies. When such advice is provided during the applicable Warranty Period, Customer shall be deemed to have fulfilled the requirements for discovery of the defect and submittal of a warranty claim under Article 5.1 above as of the date specified in the Service Bulletin or service letter.

5.3                               Information to be included in Warranty Claim.

5.3.1                     Each warranty claim submitted by Customer to Seller under this Part 2 of Exhibit C shall include:

APA EC2-2

(i)                                     identity of claimant;

(ii)                                  serial or block number of the Aircraft on which the defective Seller Parts were delivered;

(iii)                               part numbers, name and serial number of the defective Seller Parts;

(iv)                              description and adequate substantiation of the defect;

(v)                                 date the defect was discovered;

(vi)                              the total flight hours or cycles accrued;

(vii)                           flight hours or cycles accrued since last overhaul; and

(viii)                        whether Customer chooses to Correct defective Seller Parts by itself or to submit them to Seller for Correction.

5.3.2                     Customer shall submit additional information as may be reasonably requested by Seller based on the nature of the defect and the remedies requested.

5.4                               Signature by Customer on Warranty Claim.

Each warranty claim submitted by Customer to Seller under this Part 2 of Exhibit C must be in writing and signed by Customer.

5.5                               Return of Defective Seller Parts.

Customer shall return the relevant defective Seller Parts to Seller concurrently with the submission of the warranty claim, unless Customer chooses to Correct defective Seller Parts at its own facilities in accordance with Article 7 hereof (but subject to Article 6.1.1 below).  In addition, if Seller requires Customer to do so, Customer shall submit to Seller defective Seller Parts that Customer chooses to repair at its own facility for the purpose of Seller’s review of the validity of the warranty claim.

Customer shall pay shipping charges to return Seller Parts to Seller.  Seller shall reimburse Customer for shipping charges for return of defective Seller Parts in accordance with Article 4.1(i)(a) hereof, if Seller approves the relevant warranty claim.

6.                                      Claim Administration.

6.1                               Seller Disposition on Warranty Claim with respect to Seller Parts.

6.1.1                     If Customer specifies in any warranty claim that it elects to Correct the relevant defective Seller Parts by itself, Seller shall provide written notice to

APA EC2-3

Customer approving or denying such Correction by Customer. If Seller denies Correction by Customer, Seller shall advise Customer how Seller intends to Correct such defect, and Customer shall promptly deliver such defective Seller Parts to Seller for Correction by Seller.

6.1.2                     If Customer specifies in any warranty claim that it elects to have the relevant defective Seller Parts Corrected by Seller, Seller shall advise Customer as to how Seller intends to Correct the claimed defect.

6.1.3                     Seller’s approval for Customer to Correct the claimed defect or notice of how Seller intends to Correct the claimed defect in accordance with the preceding Articles 6.1.1 and 6.1.2 hereof shall constitute neither a determination as to the existence of the claimed defect nor approval of warranty claim, and Seller may disapprove any such warranty claim in accordance with Article 6.3 (in which case Customer shall bear the costs for any Correction).

6.2                               Timely Correction.

Unless Customer elects, and Seller approves, Correction by Customer, Seller shall Correct defects in Seller Parts covered by this Seller Warranty in a timely manner.

6.3                               Approval of Claims.

All warranty claims shall be subject to review and approval by Seller. Seller shall advise Customer in writing as to whether it approves or rejects Customer’s warranty claim promptly after Seller determines, based upon its review of the warranty claim and/or the inspection of the allegedly defective Seller Parts returned under Article 5.5 hereof, whether such defect is covered by the Seller Warranty.

6.4                               Charge of Costs for Rejected Warranty Claim.

Seller shall be entitled to charge and recover from Customer all reasonable costs incurred by Seller in connection with each warranty claim (including the costs for Correction) if Seller determines that (i) a Seller Part returned under Article 5.5 hereof in connection with such warranty claim is serviceable or (ii) the defect alleged under such warranty claim is not covered under the Seller Warranty.

7.                                      Corrections Performed by Customer.

Upon approval by Seller in accordance with Article 6.1 above, and subject to the following provisions of this Article 7, Customer may Correct Seller Parts by itself.

7.1                               Facilities Requirements.

In the case where Customer is certified to do so by the applicable Civil Aviation Authority, Customer may Correct defective Seller Parts at its facilities.

APA EC2-4

7.2                               Technical Requirements.

All Corrections done by Customer shall be performed in accordance with Seller’s applicable service manuals, bulletins or other written instructions provided in advance by Seller to Customer, and using parts and materials furnished or approved by Seller.

7.3                               Reimbursement.

If Customer Corrects defective Seller Parts, Seller shall reimburse Customer, in accordance with Article 4.2, for the resulting Direct Labor Hours at the Average Direct Hourly Labor Rate, as well as costs for Direct Materials, subject to the following:

7.3.1                     The warranty claim for the Corrected defect shall have been submitted in accordance with Article 5 hereof and approved by Seller under Article 6.3 hereof;

7.3.2                     The reimbursement shall be of Customer’s reasonable costs of Direct Materials and Direct Labor Hours (excluding time expended for overhaul) at Average Direct Hourly Labor Rate to Correct defective Seller Parts, subject to the limit provided in Article 4.3 hereof;

7.3.3                     If an estimate of Direct Labor Hours to perform a certain Correction is stated in a Service Bulletin, the Direct Labor Hours for such Correction shall be deemed to be equal to the estimated Direct Labor Hours stated in the Service Bulletin; and

7.3.4                     Promptly after the completion of the Correction, Customer shall submit a claim for reimbursement, which shall include:

(i)                                     Identity of claimant;

(ii)                                  Identity of the relevant approved warranty claim;

(iii)                               Date of the completion of the Correction;

(iv)                              An itemized account of Direct Labor Hours expended in performing the Correction and Direct Materials consumed for the Correction;

(v)                                 Reasonably sufficient information to substantiate Direct Labor Hours expended and Direct Materials consumed, including, but not limited to, invoices for materials as may be requested by Seller; and

(vi)                              Additional information as may be reasonably requested by Seller based on the nature of the defect and other relevant circumstances.

APA EC2-5

7.4                               Scrap of Defective Seller Parts.

Customer shall retain each Seller Part removed from the Aircraft and replaced as part of the Correction of such Seller Part performed by Customer in accordance with this Article for a period of [***]days from the date of such removal. At any time during such [***] day period, Seller may, at Seller’s expense, require Customer to return such removed Seller Part to Seller for inspection.

After such[***]day period (the expiration of which must be confirmed in writing by Seller or any of Seller’s on-site Customer service representatives), Customer shall scrap such Seller Part.

8.                                      Corrections Performed by Seller.

8.1                               Delivery of Corrected Seller Parts.

Seller shall return Corrected Seller Parts to Customer upon the Correction thereof.  Subject to Article 6.3 hereof, Seller shall pay shipping charges to return Corrected Seller Parts to Customer.

8.2                               Customer Instructions.

The documentation provided by Customer with the returned defective Seller Parts may include specific technical instructions for additional work to be performed on such Seller Parts at the cost of Customer in addition to warranty repairs. In the absence of such instructions, the work to be performed by Seller on the returned defective Seller Parts shall be limited to all reasonably necessary Corrections and work required to return the Seller Parts to a serviceable condition.

8.3                               Title Transfer and Risk of Loss or Damage.

8.3.1                     Title to and risk of loss of or damage to any Seller Parts returned to Seller shall at all times remain with Customer or any other person holding title to such Seller Parts. While Seller has possession of the returned Seller Parts, Seller shall have only such liabilities as a bailee for mutual benefit would have, but shall not be liable for loss of use.

8.3.2                     If a Correction requires shipment of new Seller Parts, title to and risk of loss of or damage to the returned Seller Parts shall pass to Seller, and title to and risk of loss of or damage to the new Seller Parts shall pass to Customer, in each case at the time when Seller ships the new Seller Parts.

APA EC2-6

9.                                      Inspections covered by Seller Warranty.

If (i) Seller recommends, by issuance of a Service Bulletin or other service letter, inspection of the Aircraft to determine whether a defect exists in certain Seller Parts, and (ii) the Seller Parts so inspected are within the Warranty Period of the Seller Warranty, Seller will reimburse Customer for Direct Labor Hours to perform such inspection at the Average Direct Hourly Labor Rate, as a remedy under the Seller Warranty that is in addition to any Correction by Seller or reimbursement of costs for any Correction by Customer, subject to the limit provided in Article 4.3 hereof.

10.                              Indemnity.

[***]

APA EC2-7

PRODUCT ASSURANCE DOCUMENT

PART 3: SELLER SERVICE LIFE POLICY

1.                                     Service Life Policy.

1.1                              SLP Commitment.

If a Failure is discovered in an SLP Component within the time periods prescribed in Article 1.2 below, Seller shall, at a price calculated pursuant to Article 2 of this Part 3, Correct such SLP Component.

1.2                              SLP Policy Periods.

1.2.1                              For SLP Components initially installed in an Aircraft, the policy period for the obligations under Article 1.1 above shall remain in effect for a term of [***]beginning on the date of delivery of such Aircraft to Customer.

1.2.2                              For SLP Components purchased from Seller by Customer as spare parts, the policy period for the obligations under Article 1.1 above shall be [***]from delivery of such SLP Components or [***] from the date of delivery to Customer of the last Aircraft produced by Seller of a specific model, whichever first expires.

2.                                     Price.

The price which Customer shall pay for the Correction of Failed SLP Components shall be calculated pursuant to the following formula:

[***]

3.                                     Conditions.

Seller’s obligations under this Part 3 are conditioned upon the following:

3.1                              Customer shall notify Seller in writing of the Failure within [***] days after it is discovered;

3.2                              Customer shall provide proper evidence that (i) the claimed Failure is covered by this Part 3 and (ii) if requested by Seller, such Failure was not the result of (a) normal wear and tear, (b) any failure or defect in components or parts other than SLP Components, (c) an accident or foreign object damage, in each case occurring when Seller or any Seller Party does not have possession of the SLP Component, (d) an act or omission of Customer, (e) Customer’s failure to properly service, operate or maintain the applicable Aircraft in accordance with Seller written instructions or an

APA EC2-1

FAA-approved maintenance program (including, without limitation, service, operation or maintenance by personnel not appropriately qualified as provided therein), (f) conditions resulting from alternations or modifications other than by Seller or with the prior written consent of Seller, or (g) Customer’s failure to install modification parts and kits provided by Seller to Customer in connection with any Airworthiness Directives or mandatory Service Bulletins applicable to the Aircraft or (h) Customer’s failure to implement directives issued by Seller or a Civil Aviation Authority in connection with any Airworthiness Directives or mandatory Service Bulletins applicable to the Aircraft.

3.3                              If the return of Failed SLP Components is practicable and requested by Seller, Customer shall return such SLP Components to Seller at Seller’s expense; and

3.4                              Customer’s rights and remedies under this Part 3 are limited to the receipt of a Correction at prices calculated pursuant to Article 2 of this Part 3.

4.                                     SLP Components which fall under Seller Parts.

The SLP Components which fall under the definition of Seller Parts shall also be covered by Seller Warranty under Part 2 of this Exhibit C.

APA EC2-2

<Appendix to Part 3>

Service Life Policy Components

This is the listing of SLP Components for the Aircraft which relate to Part 3.

1.                                     Wing.

•         Upper and lower skins and stiffeners between the front and rear wing spars.

•         Wing spar webs, chords and stiffeners.

•         Inspar wing ribs.

•         Inspar splice plates and fittings.

•         Main landing gear support structure.

•         Wing center section floor beams, lower beams and spanwise beams, but not the seat tracks attached to floor beams.

•         Engine strut support fittings attached directly to wing primary structure.

•         Wing-to-body structural attachments.

•         Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

•         Trailing edge flap tracks and carriages.

•         Fixed attachment and actuator support structure in the wing for ailerons; and for leading edge devices and trailing edge flaps.

2.                                      Body.

•         External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead; provided that all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices shall not be included in the SLP Components.

•         Window and windshield structure, excluding the windows and windshields.

APA EC2-3

•         Fixed attachment structure of the passenger entry doors, service doors and aft cargo door, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger entry doors, service doors and aft cargo door, excluding scuff plates and pressure seals.

•         Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

•         Main gear wheel well structure including pressure deck and landing gear support structure.

•         Floor beams and support posts in the cockpit area and passenger cabin area, but excluding seat tracks.

•         Forward and aft pressure bulkheads.

•         Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

•         Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels and related installation and connecting devices.

•         Support structure in the body for the stabilizer pivot and stabilizer screw.

3.                                     Vertical Stabilizer.

•         External skins between front and rear spars.

•         Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

•         Inspar ribs.

•         Rudder hinges and supporting ribs, excluding bearings.

•         Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

•         Fixed attachment and actuator support structure in the vertical stabilizer for rudder.

4.                                      Horizontal Stabilizer.

•         External skins between front and rear spars.

APA EC2-4

•         Front and rear spar chords, webs and stiffeners.

•         Inspar ribs.

•         Stabilizer center section including hinge and screw support structure.

•         Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

•         Fixed attachment and actuator support structure in the horizontal stabilizer for elevator.

5.                                      Engine Strut.

•         Strut external surface skin and doublers and stiffeners.

•         Internal strut chords, frames and bulkheads.

•         Strut to wing fittings and diagonal brace.

•         Engine mount support fittings attached directly to strut structure.

Note:                 The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, insulation, seals, rub strips, actuating mechanisms, valves, tubes, hoses, sensors, controllers, power supplies, power storage units, items commonly considered LRU, latching mechanisms or other wear items used in or on the Failed SLP Components.

APA EC2-5

PRODUCT ASSURANCE DOCUMENT

PART 4: SUPPLIER PARTS WARRANTY COMMITMENT

1.                             Supplier Warranties.

Seller shall use commercially reasonable efforts to (i) obtain, prior to the Scheduled Delivery Month of the first Aircraft, from each Supplier of Supplier Parts that were selected and purchased by Seller and installed in the Aircraft at the time of the delivery:

(a)                                                  [***]; and

(b)                                                  [***];

in each case that are enforceable by Customer, and (ii) furnish, prior to the Scheduled Delivery Month of the first Aircraft, copies of the warranties to be provided to Customer with respect to Supplier Parts.

2.                            Seller Assistance in Administration of Supplier Warranties.

Customer shall be responsible for submitting warranty claims directly to the applicable Supplier. In the case where Customer experiences problems in enforcing any Supplier warranty obtained by Seller for Customer, Seller shall, upon request of Customer, conduct an investigation of the problem and assist Customer in the resolution of such claims.

3.                             Seller Support in the Event of Supplier Default.

3.1                      If (i) a Supplier defaults in the performance of a material obligation under the warranty terms that Seller actually furnished to Customer pursuant to Article 1 above with respect to Supplier Parts (excluding Propulsion Systems and parts thereof) installed in the Aircraft at the time of delivery from Seller or purchased by Customer from Seller and (ii) Customer provides to Seller evidence that a default has occurred, then Seller shall furnish the warranty terms equivalent to those as provided by the defaulting Supplier to the extent that such terms do not exceed the terms of the Seller Warranty by treating such Supplier Parts as Seller Parts solely for the purposes of this Article 3.1 of Part 4 of Exhibit C and only for the duration that the Supplier remains in default of its warranty obligations to Customer; provided in no event (i) shall the warranty period with respect to such Supplier Parts extend beyond the shorter of the warranty provided in such Supplier agreement or the warranty period provided by the

APA EC4-1

Seller Warranty, and (ii) shall Seller be liable for any warranty or remedy for such Supplier Parts greater than or in addition to the warranties and remedies, respectively, provided to Customer for Seller Parts in accordance with Part 2 of Exhibit C; and provided further that all warranty claims for Supplier Parts shall be subject to the same procedures, restrictions and limitations that are applicable to Seller Parts in accordance with Part 2 of Exhibit C.

3.2                      If Seller furnishes the warranty in the place of the defaulting Supplier in accordance with Article 3.1 above, Customer shall, upon Seller’s request, assign to Seller, and Seller shall be subrogated to, Customer’s rights against such Supplier as provided for in the applicable Supplier warranty.

APA EC4-2

PRODUCT ASSURANCE DOCUMENT

PART 5: SELLER INTERFACE COMMITMENT

1.                             Interface Problems.

In the event that Customer experiences an Interface Problem in an Aircraft within [***] after the delivery of such Aircraft, Seller shall, without additional charge to Customer, promptly investigate and analyze the cause or causes of such Interface Problem. Seller shall, promptly after the conclusion of its investigation, advise Customer of Seller’s opinion as to the causes of such Interface Problem and Seller’s recommendation as to corrective actions.

2.                             Seller Responsibility.

If Seller determines that such Interface Problem is primarily attributable to the design of any Seller Parts, Seller shall Correct, or reimburse Customer for Correcting, the design or workmanship to the extent of any then-existing obligations of Seller under the provisions of the applicable Seller Warranty or Seller Service Life Policy as provided for in Part 2 or Part 3, respectively, of this Exhibit C.

3.                             Supplier Responsibility.

If Seller determines that such Interface Problem is primarily attributable to the design of Supplier Parts and the design problem of such Supplier Parts is covered under an existing Supplier warranty, Seller shall assist Customer in processing a warranty claim against the relevant Supplier under such warranty. The provisions of Article 3 of Part 4 of this Exhibit C shall apply if the Supplier fails to take necessary action to correct such Interface Problem.

4.                             Joint Responsibility.

If Seller determines that such Interface Problem is attributable to (i) matters for which Seller has responsibility as provided for in Article 2 of this Part 5 (i.e., defects in the design or materials, process of manufacture or workmanship of Seller Parts covered under the Seller Warranty or the Seller Service Life Policy, as applicable) and (ii) matters for which a Supplier has responsibility as provided for in Article 3 of this Part 5 (i.e., defects in the design or materials, process of manufacture or workmanship of Supplier Parts covered under an existing Supplier warranty), Seller shall use

APA EC4-1

commercially reasonable efforts to seek a solution to such Interface Problem with Supplier and shall promptly advise Customer of the resulting corrective actions and recommendations.

APA EC4-2

EXECUTION VERSION

EXHIBIT D

ESCALATION ADJUSTMENT FORMULA

1.                  Formula.

The following Escalation Adjustment Formula shall be used for escalation adjustment of the basic price of products or services provided in the APA (the “Basic Price”) including the Aircraft Basic Price to determine the “Escalated Price” as of a certain “Determination Month”:

[***]

2.                  Values to be Utilized in the Event of Unavailability.

[***]

APA ED-1

EXECUTION VERSION

APPENDIX I

CERTIFICATE OF ACCEPTANCE

MITSUBISHI AIRCRAFT CORPORATION

2-15, Oye-cho, Minato-ku, Nagoya-shi

Aichi-ken, 455-8555, Japan

Ladies and Gentlemen:

We refer to the Aircraft Purchase Agreement [No. ] (the “APA”) dated as of           by and between MITSUBISHI AIRCRAFT CORPORATION (“Seller”) and SKYWEST, INC. (“Customer”).

In connection with the delivery of the following aircraft (the “Aircraft”), and pursuant to Article 14.4 of the APA, by issuance of this certificate, we hereby acknowledge and affirm that (i) the inspection and demonstration flight of the Aircraft have been successfully completed and (ii) we accept delivery of the Aircraft.

Description of the Aircraft:

Aircraft Model:

Aircraft Serial Number:

Engine Model:

Engine Serial Number (Right):

Engine Serial Number (Left):

[***]

Sincerely,

SKYWEST, INC.

By:
Name:
Title:

APA API-1

SCHEDULE I

[***]

ACKNOWLEDGED:

MITSUBISHI AIRCRAFT CORPORATION

By:
Name:
Title:

APA API-2

EXECUTION VERSION

APPENDIX II

BILL OF SALE

1.                                      Sale and Transfer of Aircraft.

For good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, Mitsubishi Aircraft Corporation, a corporation organized under the laws of Japan (“Seller”) as the owner of the full legal and beneficial title to the following airframe (the “Airframe”), the following engines installed thereon (the “Engines”) and all equipment, parts, instruments, appurtenances, and other property (other than buyer furnished equipment) installed in or attached to the Airframe or Engines on the date hereof and all documents, logbooks, manuals, certificates and data equipment related thereto (the “Equipment;” the Airframe, the Engines and the Equipment collectively, the “Aircraft”), hereby sells, transfers, assigns, conveys, grants and delivers all of Seller’s rights, title and interest in and to the Aircraft to [                                                  ] (“Buyer”), effective as of       :       [a.m. / p.m.] (                   time) on                              , 20    .

Aircraft Purchase Agreement Number:

Aircraft Model:

Aircraft Serial Number:

Engine Model:

Engine Serial Number (Right):

Engine Serial Number (Left):

2.                                      Representations and Warranties by Seller.

Seller hereby represents and warrants to Buyer and its successors and assigns that on the date hereof (a) Seller has good title of the Aircraft, (b) Seller has the lawful right to sell, deliver and transfer title to the Aircraft to Buyer and (b) Seller’s title to the Aircraft is hereby transferred and conveyed to Buyer free and clear of all liens, claims, charges, encumbrances and rights of others (except for those created by or through the Buyer). Seller hereby covenants and agrees to defend the title to the Aircraft as delivered to Buyer against all claims and demands whatsoever.

3.                                      Governing Law.

This Bill of Sale shall be governed by and interpreted under the laws of the State of New York, U.S.A. (as permitted by Section 5-1401 of the New York General Obligations Law or any similar successor provision) without giving effect to any choice of law rules that would cause the application of any other laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply.

[Remainder of page intentionally left blank]

APA AP II-1

IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of                            , 20    .

MITSUBISHI AIRCRAFT CORPORATION

By:
Its:

APA AP II-2